UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

☒	Filed by the Registrant
☐	Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Ampco–Pittsburgh Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

726 Bell Avenue, Suite 301 Carnegie, Pennsylvania 15106

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD THURSDAY, MAY 5, 2022

TO THE SHAREHOLDERS OF

AMPCO-PITTSBURGH CORPORATION

Notice is hereby given that the Annual Meeting of Shareholders of Ampco-Pittsburgh Corporation (“Ampco” or the “Corporation”) will be held virtually. You will be able to attend the meeting virtually, vote your shares virtually, vote your shares electronically, and submit your questions during the meeting by visiting: www.virtualshareholdermeeting.com/AP2022 and following the instructions on your proxy card. The meeting starts at 10:00 A.M. on Thursday, May 5, 2022 for the following purposes:

1.	to elect four directors for a term that expires in 2025;
2.	to hold a non-binding advisory vote to approve the compensation of our named executive officers;
3.	to ratify the appointment of BDO USA, LLP as the independent registered public accounting firm for 2022; and
4.	to transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting. The Board unanimously recommends a vote “FOR” each of the four nominees for director named in the accompanying Proxy Statement and a vote “FOR” each of Proposal 2 and 3 on the enclosed proxy card.

Only shareholders of record at the close of business on March 9, 2022 are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof. The Annual Meeting may be adjourned or postponed from time to time. At any adjourned or postponed meeting, action with respect to matters specified in this notice may be taken without further notice to shareholders, unless required by law or the Corporation’s Bylaws, as amended (the “Bylaws”).

All shareholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend, we encourage you to submit your proxy as soon as possible using one of three convenient methods by (i) accessing the Internet site described on the proxy card or voting instruction form provided to you, (ii) calling the toll-free number on the proxy card or voting instruction form provided to you, or (iii) completing, signing, dating and returning the enclosed proxy card promptly in the accompanying envelope, which requires no postage if mailed in the United States, or voting instruction form provided to you. You are urged to complete and submit the enclosed proxy card, no matter the size of your shareholdings.

If your broker, bank, trustee or other similar organization is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive a voting instruction form from the holder of record. You must provide voting instructions by filling out the voting instruction form in order for your shares to be voted. We recommend that you instruct your broker or other nominee to vote your shares on the enclosed proxy card. The proxy is revocable and will not affect your right to vote in person if you attend the Annual Meeting.

The Board, including all of its independent directors, strongly and unanimously recommends that you vote on the Proxy Card or voting instruction form “FOR” the election of Mr. Robert A. DeMichiei, Ms. Elizabeth A. Fessenden, Mr. William K. Lieberman, and Dr. Laurence E. Paul.

If you are unable to attend the Annual Meeting, a replay of the meeting will be available on www.ampcopittsburgh.com/investors.

Regardless of the number of shares of Common Stock of the Corporation that you own, your vote is important. Thank you for your continued support, interest and investment in Ampco-Pittsburgh Corporation.

BY ORDER OF THE BOARD OF DIRECTORS

Melanie L. Sprowson, Corporate Secretary

Pittsburgh, Pennsylvania

March 25, 2022

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Shareholders to Be Held on May 5, 2022

The proxy statement and the annual report of the Corporation are available at
http://www.ampcopittsburgh.com/investors

For those requesting physical copies of our Annual Report on Form 10-K for the year ending December 31, 2021, please mail such request to:

Ampco-Pittsburgh Corporation

c/o Corporate Secretary

726 Bell Avenue, Suite 301

P.O. Box 457

Carnegie, PA 15106

All shareholders are cordially invited to attend the meeting virtually. Your vote is important, and,

whether or not you expect to attend virtually, it is requested that you PROMPTLY fill in, sign, and return the enclosed proxy card or follow the internet or telephone voting instructions included on the proxy card.

Equity Compensation Plan Information	55
Shareholder Proposals For 2023	56
Householding Of Proxy Materials	56
References To Our Website Address	56
Incorporation By Reference	56
Other Matters	57

PROXY STATEMENT

Annual Meeting of Shareholders to be held May 5, 2022

This Proxy Statement and the accompanying proxy card, along with the 2021 Annual Report to Shareholders (including our Annual Report on Form 10-K for the fiscal year ended December 31, 2021) is being made available to shareholders on or about March 25, 2022 in connection with the solicitation by the Board of Directors (the “Board”) of Ampco-Pittsburgh Corporation, a Pennsylvania corporation (the “Corporation”) of proxies to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”), which will be held virtually on May 5, 2022 at 10:00 A.M., Eastern Time, at www.virtualshareholdermeeting.com/AP2022, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. Any shareholder giving such a proxy may revoke it at any time before it is exercised by written notice to the Corporate Secretary of the Corporation at 726 Bell Avenue, Suite 301, P.O. Box 457, Carnegie, PA 15106, by giving a later dated proxy or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in itself have the effect of revoking the proxy.

As used in this Proxy Statement, the terms “Ampco”, “the Corporation”, “we”, “us”, and “our” refer to Ampco-Pittsburgh Corporation.

PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. You should read this entire Proxy Statement carefully before voting. This Proxy Statement and the related proxy materials were first mailed to shareholders and made available on the internet on or about March 25, 2022.

Annual Meeting of Shareholders

• Time and Date:	10:00 A.M., Eastern Time, May 5, 2022

• Place:	Virtually via: www.virtualshareholdermeeting.com/AP2022

• Record Date:	March 9, 2022

• Voting

Only shareholders as of the record date, March 9, 2022, are entitled to vote. As of the Record Date for the annual meeting, there were 19,190,536 shares of Common Stock outstanding and expected to be entitled to vote at the 2022 Annual Meeting. There are no other securities of the Corporation outstanding and entitled to vote at the 2022 Annual Meeting. Holders of warrants exercisable for shares of Common Stock that have not been exercised prior to the Record Date will not be entitled to vote the shares underlying such warrants at the 2022 Annual Meeting.

Your broker will NOT be able to vote your shares with respect to any of the matters presented at the meeting other than the ratification of the selection of our independent registered public accounting firm unless you give your broker specific voting instructions.

Even if you plan to attend the annual meeting virtually, please cast your vote as soon as possible by:

•     Using the Internet at www.proxyvote.com;

•     Calling toll-free from the United States, U.S. territories and Canada to 1-800-690-6903; or

•     Mailing your signed proxy card or voting instruction form.

• Attending the Annual Meeting

To be admitted to the virtual Annual Meeting, you will need the control number provided to you with your proxy voting materials.

You do not need to attend the Annual Meeting to vote if you have properly submitted your proxy in advance of the meeting.

• Meeting Agenda

1.   Election of four directors;

2.   Non-binding, advisory vote to approve the compensation of our named executive officers;

3.   Ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2022; and

4.   Transaction of such other business as may properly come before the meeting and any adjournment or postponement thereof.

Cooperation Agreement

On February 10, 2022, the Corporation entered into a Cooperation Agreement (the “Cooperation Agreement”) with Ancora Merlin, LP, Ancora Merlin Institutional, LP, Ancora Catalyst, LP, Ancora Catalyst Institutional, LP, Ancora Alternatives LLC, Ancora Holdings Group, LLC and Fredrick DiSanto (collectively, the “Ancora Parties”), pursuant to which the Corporation (i) increased the size of the board of directors of the Corporation (the “Board”) to eleven directors, (ii) appointed to the Board, Fredrick DiSanto and Darrell L. McNair (together with Mr. DiSanto, the “Ancora Appointees”) to serve as directors of the Corporation as members of the class of directors having a term expiring at the 2023 annual meeting of the Corporation’s shareholders (the “2023 Annual Meeting”), and (iii) appointed to the Board, Laurence E. Paul (Dr. Paul, collectively with the Ancora Appointees, the “New Independent Directors”) and appointed current director, William K. Lieberman, each to serve as directors of the Corporation as members of the class of directors having a term expiring at the 2022 Annual Meeting. Such appointments were effective immediately upon execution of the Cooperation Agreement.

Prior to the expiration of the Standstill Period (as defined below), the Board of Directors and all applicable committees of the Board of Directors will not increase the size of the Board of Directors above eleven directors without the prior written consent of the Ancora Parties. In the event that the Ancora Parties cease to beneficially own at least 4% of the Corporation’s then issued and outstanding common stock (the “Four Percent Threshold”), Mr. DiSanto shall resign from the Board of Directors and all applicable committees. In addition, if, during the Standstill Period, any Ancora Appointee resigns from the Board of Directors or is unable (due to death or disability) or refuses to serve on the Board of Directors, so long as the Ancora Parties at that time and at all times since the date of the Cooperation Agreement satisfy the Four Percent Threshold, then the Ancora Parties will work to identify a replacement that is reasonably acceptable to the Nominating and Governance Committee of the Board of Directors for appointment to the Board of Directors on the terms set forth in the Cooperation Agreement.

The Corporation has also agreed to consider each Ancora Appointee for membership on one or more committees of the Board of Directors in the same manner as other independent members of the Board of Directors and also form a Business Improvement Advisory Committee within 120 days to support and make recommendations to the Board of Directors and support management’s review of business improvements and enhancements for the Corporation.

Pursuant to the Cooperation Agreement, the Ancora Parties have agreed not to make director nominations to the Corporation and support the Board’s full slate of directors at the 2022 Annual Meeting of the Corporation’s shareholders.

During the Standstill Period, the Ancora Parties have agreed to vote all of their shares of common stock of the Corporation in favor of recommendations of the Board with respect to (i) the election, removal and/or replacement of directors (a “Director Proposal”), (ii) the ratification of the appointment of the Corporation’s independent registered public accounting firm and (iii) any other proposal submitted to the Corporation’s shareholders at a meeting of the Corporation’s shareholders, in each case as such recommendation of the Board is set forth in the applicable definitive proxy statement filed in respect thereof. Notwithstanding the foregoing, in the event both Institutional Shareholder

Services Inc. (“ISS”) and Glass Lewis & Co., LLC (“Glass Lewis”) make a recommendation that differs from the recommendation of the Board with respect to any proposal submitted to the shareholders at any meeting of the Corporation’s shareholders (other than Director Proposals), the Ancora Parties are permitted to vote in accordance with the ISS and Glass Lewis recommendation. The Ancora Parties are also entitled to vote in their sole discretion with respect to any publicly announced proposal relating to a merger, acquisition, disposition of all or substantially all of the assets of the Company and its subsidiaries or other business combination involving the Corporation, in each case, that requires a vote of the Corporation’s shareholders.

Ampco-Pittsburgh is not required to include any Ancora Appointee (or any replacement thereof) or any of the other New Independent Directors on its slate of director nominees at any annual meeting following the 2022 Annual Meeting.

The Cooperation Agreement also includes customary standstill, non-disparagement and expense reimbursement provisions. The standstill restrictions on the Ancora Parties began on the date of the Cooperation Agreement and remain in effect until the earlier of (i) the date that is 30 days prior to the deadline for the submission of shareholder nominations for the 2023 Annual Meeting (ii) the date that is 100 days prior to the first anniversary of the 2022 Annual Meeting (such period, the “Standstill Period”).

The Cooperation Agreement will terminate upon the expiration of the last day of the Standstill Period, unless earlier terminated by mutual written agreement of Ampco-Pittsburgh and the Ancora Parties.

While any Ancora Appointee serves on the Board, such Ancora Appointee will receive compensation on the same basis as all other non-employee directors of the Corporation.

Voting Matters

Proposals	Board Recommendation
Election of Directors	FOR each of the Board's nominees: Mr. Robert A. DeMichiei, Ms. Elizabeth A. Fessenden, Mr. William K. Lieberman and Dr. Laurence E. Paul
Non-binding, advisory vote to approve the compensation of our named executive officers	FOR
Ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2022	FOR

Board Nominees

You are being asked to vote on the election of nominees to serve on the Board, for a term of three years to fill the class of directors whose term expires in 2025.  Additional information about the background and experience of the four nominees recommended by the Board can be found beginning on page 14.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF THE BOARD’S NOMINEES IN PROPOSAL 1 USING THE ENCLOSED PROXY CARD.

Name	Age	Director Since	Occupation	Experience/ Qualification	Independent	Committee Assignments
Robert A. DeMichiei	57	Nominee	Board Director and Strategic Advisor	Diverse operational background and experience leading companies through growth and complex change; board service	X
Elizabeth A. Fessenden	66	2017	Principal of Fessenden Associates	Extensive operations experience in the metals industry; many years of service as a director of companies; broad leadership experience	X	Executive; Compensation (Chair); Finance and Investment
William K. Lieberman	76	2004	President of The Lieberman Companies	Extensive management experience in the insurance, benefit and risk management areas; board service; broad leadership experience	X	Executive; Compensation; Nominating and Governance (Chair)
Laurence E. Paul	57		Managing Principal of Laurel Crown Partners	Leadership in international organizations; experienced in financial management, risk assessment, and strategy	X

Corporate Governance Highlights (Page 23)

We are committed to good corporate governance, which we believe is important to the success of our business and in advancing shareholder interests.  Our corporate governance practices are described in greater detail in the “Corporate Governance” section.  Highlights include:

✓	Ten out of eleven Board members are independent
✓	Separate non-executive Board Chair and Chief Executive Officer roles
✓	Independent Audit, Compensation, Nominating and Governance, and Finance and Investment Committees
✓	Risk oversight by full Board and committees
✓	Regular executive sessions of independent directors
✓	Average Board attendance of 100% during 2021
✓	Nominating and Governance Committee considers director candidates recommended by shareholders on the same basis as internally nominated candidates
✓	Cumulative voting for directors
✓	Regular Board and committee self-evaluations
✓	“Say-on-Pay” votes to be held annually
✓

Policies (i) prohibiting hedging and pledging, (ii) providing for clawbacks in connection with short and long-term incentive plans, (iii) generally prohibiting tax gross-ups of perquisites, and (iv) for protection of whistleblowers

Executive Compensation Program Highlights

Our executive compensation program is designed to attract and retain top talent by enabling the Corporation to compete effectively for the highest quality personnel and to pay for performance by aligning compensation with the achievement of both short-term and long-term financial objectives that build shareholder value.

The 2021 executive compensation program featured a balanced mix of salary and performance-driven annual and long-term incentive award opportunities. In designing our executive compensation program, we have implemented programs and policies that support our commitment to good compensation governance and that create alignment between our executives and our shareholders.

WHAT WE DO

✓	Align CEO pay with corporate performance
✓	Use long-term incentives to link a significant portion of Named Executive Officer pay to corporate performance
✓	Balance short-term and long-term incentives
✓	Cap incentive awards
✓	Authorize the Board to claw back executive compensation
✓	Use an independent compensation consultant
✓	Compare to peer group to ensure competitive compensation opportunities
✓	Multi-year vesting periods for equity awards
✓	Significant portion of compensation “at risk” subject to achievement of performance metrics
✓	Maintain robust stock ownership guidelines
✓	Provide double trigger equity vesting in the event of a change in control
✓	Review tally sheets for all Executive Officers
✓	Review of our compensation-related risk profile

WHAT WE DON’T DO

X	Section 280G tax gross-up rights
X	Option repricing or replacement without shareholder approval
X	Allow hedging or pledging of our securities
X	Provide significant perquisites

Additional information about our compensation philosophy and program, including compensation determinations for each of our named executive officers, can be found in the “Executive Compensation Overview” starting on page 33 of this Proxy Statement.

Ratification of the Appointment of our Independent Registered Public Accounting Firm for 2022

We are requesting that shareholders ratify the appointment of BDO USA, LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The table below shows the fees paid by the Corporation to BDO USA, LLP, the independent public accounting firm for the fiscal year ended December 31, 2021.

2021
Audit fees(a)	$546,612
Audit-related fees(b)	8,144
Tax fees	—
All other fees	—
Total	$554,756

(a)

Fees for audit services primarily related to the audit of (1) the Corporation’s annual consolidated financial statements and (2) statutory financial statements for the Corporation’s foreign subsidiaries.

(b)	Fees for audit-related services related to attest services not required by statute or regulation for 2021.

We encourage you to read the entire Proxy Statement and to vote your shares using the instructions on the proxy card for the Annual Meeting. If you are unable to attend the Annual Meeting virtually, we encourage you to submit a proxy using the instructions on the proxy card so that your shares will be represented and voted for each of the proposals described in this Proxy Statement.

QUESTIONS AND ANSWERS REGARDING THE ANNUAL MEETING

Q: How do I attend the virtual meeting?

A: You will be able to attend the meeting virtually, vote your shares electronically, and submit your questions during the question and answer portion of the meeting by visiting www.virtualshareholdermeeting.com/AP2022 and following the instructions on the proxy card. The meeting starts at 10:00 A.M. Eastern Time on May 5, 2022. To be admitted to the virtual meeting you will need the control number provided to you with your proxy voting materials.

Q: Why am I receiving these materials?

A: As a shareholder, we are providing these proxy materials to you in connection with our solicitation of proxies to be voted at our Annual Meeting of Shareholders, which will take place on May 5, 2022. These materials were first mailed to shareholders on or about March 25, 2022. You are invited to attend the Annual Meeting, and you are requested to vote on the proposals described in this Proxy Statement.

Q: What is included in these materials?

A: These materials include:

•	Our Proxy Statement for the Annual Meeting;
•	The proxy card/voting instruction form for the Annual Meeting; and
•	Our 2021 Annual Report on Form 10-K, which includes our audited consolidated financial statements.

Q: What am I being asked to vote on?

A: You are being asked to vote on the following proposals:

•	Proposal 1 —Election of four directors for a term that expires in 2025;
•	Proposal 2 —Non-binding, advisory vote to approve the compensation of our named executive officers (the “Say-on-Pay Proposal”);
•	Proposal 3 — Ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2022 (the “BDO Ratification Proposal”); and
•	Such other business as may properly come before the meeting and any adjournment or postponement thereof.

Q: Why is the Board making such recommendations?

A: We describe each proposal and the Board’s reason for its recommendation with respect to each proposal beginning on pages 13, 32, and 54, and elsewhere in this Proxy Statement.

Q: What are the voting recommendations of the Board of Directors?

A: The Board recommends the following votes:

•	FOR the election of Mr. Robert A. DeMichiei, Ms. Elizabeth A. Fessenden, Mr. William K. Lieberman, and Dr. Laurence E. Paul for the term that expires in 2025;
•	FOR the Say-on-Pay Proposal;
•	FOR the BDO Ratification Proposal.

Q: Will any other matters be voted on?

A: We are not aware of any other matters that will be brought before the shareholders for a vote at the Annual Meeting. If any other matter is properly brought before the meeting, your proxy card will authorize each of Keith A. Zatawski and Melanie L. Sprowson (together, the “Proxies”) to vote on such matters in their discretion.

Q: Who is soliciting my proxy?

A: The Board, on behalf of the Corporation, is soliciting your proxy to vote your shares of Common Stock on all matters scheduled to come before the Annual Meeting, whether or not you attend the meeting. By completing, signing, dating and returning the proxy card or voting instruction form, or by transmitting your proxy and voting instructions over the Internet or by telephone, you are authorizing the Proxies to vote your shares of Common Stock at the Annual Meeting as you have instructed. Proxies will be solicited on behalf of the Board by the Corporation’s directors, director nominees, and certain executive officers of the Corporation.

Q: Who is entitled to vote at the Annual Meeting?

A: The Board has set March 9, 2022 as the Record Date for the Annual Meeting. You are entitled to notice and to vote if you are a shareholder as of the close of business on March 9, 2022. You are entitled to one vote on each proposal for each share of Common Stock you hold on the Record Date, except shareholders have the right to cumulate votes in regard to the election of directors. Your shares may be voted at the Annual Meeting only if you are “present” at the Annual Meeting or your shares are represented by a valid proxy. At the close of business on March 9, 2022, there were 19,190,536 shares of our Common Stock issued and outstanding.

Q: What is the difference between a shareholder of “record” and a “street name” owner?

A: If your shares are registered directly in your name, you are considered the shareholder of record with respect to those shares. The Corporation sent the proxy materials directly to you. The proxy card accompanying this Proxy Statement will provide information regarding how to vote your shares.

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the shareholder of record with respect to those shares. You are considered to be the beneficial owner of those shares and your shares are said to be held in “street name,” and the proxy materials are being forwarded to you by that organization. Street name owners generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares. If you do not provide that organization specific direction on how to vote, other than with respect to the ratification of the selection of our independent registered public accounting firm, your shares held in the name of that organization may not be voted and will not be considered entitled to vote on any matters to be considered at the Annual Meeting, and as such, however, your shares will be considered present at the Annual Meeting. If you own your shares in “street name,” please instruct your bank, broker, trustee or other nominee how to vote your shares using the voting instruction form provided by your bank, broker, trustee or other nominee so that your vote can be counted. The voting instruction form provided by your bank, broker, trustee or other nominee may also include information about how to submit your voting instructions over the Internet or by telephone, if such options are available.

Q: How do I cast my vote?

A: The process for voting your shares depends on how your Common Stock is held. Generally, you may hold Common Stock in your name as a “shareholder of record” or in an account with a broker, bank, trust or other nominee (i.e., in “street name”).

•	If your shares are registered in your name, you may vote your shares at the Annual Meeting or by proxy whether or not you attend the Annual Meeting.
•

If your shares are held in a brokerage account in your broker’s name (also known as “street name”), you should follow the instructions for voting provided by your broker or nominee. You may submit voting instructions by Internet or telephone, or you may complete and mail a voting instruction card to your broker or nominee. If you provide specific voting instructions by telephone, Internet or mail, your broker or nominee will vote your shares as you have directed.

VOTING METHODS

If you are a shareholder of record as of the close of business on the Record Date, you may cast your vote using any of the following methods:

•

Vote via the Internet, by visiting the website “www.proxyvote.com.” Follow the instructions on your proxy card to transmit your voting instructions over the Internet and for electronic delivery of information.  Have your proxy card or voting instruction form in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.  Shareholders who submit a proxy by Internet need not also return a proxy card or the voting instruction form forwarded by your broker, bank, trust or other holder of record by mail.

•

Vote by Phone by dialing 1-800-690-6903 and following the instructions for telephone voting on your proxy card or voting instruction form to transmit your voting instructions.  Have the proxy card or voting instruction form in hand when you call and then follow the instructions.  Shareholders who submit a proxy by telephone need not return a proxy card or the voting instruction form forwarded by your broker, bank, trust or other holder of record by mail.

•

Vote by mail by completing, signing and dating your proxy card and mailing it in the postage-paid envelope we have provided.  If you are a beneficial owner whose shares are held in street name, please return a properly signed and dated voting instruction form by following the instructions specified in the form.

•

Vote “In Person” at the Virtual Annual Meeting, by casting your vote electronically during the Annual Meeting being held virtually via www.virtualshareholdermeeting.com/AP2022. Shares held in your name as the shareholder of record may be voted “in person” at the Annual Meeting. Shares held beneficially in street name may be voted “in person” only if you obtain a legal proxy from the broker, bank, trust or other nominee that holds your shares as of the Record Date, indicating that you were a beneficial owner of shares as of the close of business on such date and the number of shares that you beneficially owned at that time.  Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions by Internet, telephone, or mail so that your vote will be counted if you later decide not to attend the Annual Meeting.

If you vote over the Internet, you may incur related ancillary costs, such as telephone and Internet access charges, for which you will be responsible. The telephone and Internet voting facilities for the shareholders of record of all shares will close at 11:59 P.M. Eastern Time on May 4, 2022. The Internet and telephone voting procedures are designed to authenticate shareholders by use of a control number and to allow you to confirm that your instructions have been properly recorded.

You will be able to vote your shares electronically during the Annual Meeting if you attend virtually.

If you vote by Internet or telephone or return your signed proxy card or voting instruction form, your shares will be voted as you indicate. If you do not indicate how your shares are to be voted on a proposal, your shares will be voted, with respect to that proposal, in accordance with the voting recommendations of the Board of Directors.

Q: Can I revoke or change my vote after I deliver my proxy?

A: Yes. If you are a shareholder of record, you can change your vote or revoke your proxy at any time prior to the voting thereof at the Annual Meeting by:

•	Submitting a valid, later-dated proxy card or voting instruction form;
•	Submitting a valid, subsequent vote by telephone or the Internet at any time prior to 11:59 P.M. Eastern Time on May 4, 2022;
•	Notifying our Corporate Secretary in writing that you have revoked your proxy; or
•	Voting electronically at the virtual Annual Meeting (your attendance at the Annual Meeting will not, in and of itself, revoke your prior proxy).

If your shares are held in a brokerage account in your broker’s name, you should follow the instructions for changing or revoking your vote provided by your broker or nominee. Such shareholders may also vote in person at the Annual Meeting if they obtain a legal proxy from their broker, bank, trust or other nominee which holds their shares in street name.

Q: Is cumulative voting permitted for the election of directors?

A: You have the right to cumulate your votes by distributing a number of votes, determined by multiplying the number of directors to be elected at the Annual Meeting (i.e., four) by the number of your shares as of the close of business on the Record Date, to one individual nominee or among two or more nominees. Unless contrary instructions are provided on the enclosed proxy card or voting instruction form, the persons named as proxies may cast all of their votes “For” or “Withhold” with respect to the nominees or may allocate the votes among the nominees in accordance with their discretion.

Q: What happens if I do not specify how I want my shares voted? What is discretionary voting? What is a broker non-vote?

A: As a shareholder as of the close of business on the Record Date, if you properly complete, sign, date and return a proxy card or voting instruction form, your shares of Common Stock will be voted as you specify. However, if you are a shareholder of record and you return an executed proxy card or submit your proxy by telephone or Internet and do not specify how you want your shares voted, the persons named as proxies will vote your shares:

•	FOR the election of Mr. Robert A. DeMichiei, Ms. Elizabeth A. Fessenden, Mr. William K. Lieberman, and Dr. Laurence E. Paul to serve as directors for a term that expires in 2025;
•	FOR the Say-on-Pay Proposal; and
•	FOR the BDO Ratification Proposal.

A “broker non-vote” occurs when a broker holding shares for a beneficial owner has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote the shares. If you own your shares beneficially in street name through a broker and do not provide voting instructions to your broker, your shares will be considered to be broker non-votes and will not be voted on any proposal on which your broker does not have discretionary authority to vote.

Q: How many shares must be present to conduct business at the Annual Meeting?

A: Holders of at least a majority of the votes that all shareholders are entitled to cast at the Annual Meeting must be represented virtually at the Annual Meeting in order to conduct business. This is called a quorum. If you vote, your shares will be part of the quorum. Abstentions, withheld votes, and broker-non-votes will be counted in determining whether a quorum exists.

The judge of election will determine whether a quorum is present. At the close of business on March 9, 2022, there were 19,190,536 shares of our Common Stock issued and outstanding. Shares are counted as present at the Annual Meeting if:

•	you attend the Annual Meeting; or
•	your shares are represented by a properly authorized and submitted proxy (submitted over the Internet, by telephone or by mail).

If you are a record holder and you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum. If your shares are held in “street name,” your shares are counted as present for purposes of determining a quorum if you provide voting instructions to your broker, bank, trustee or other nominee and such broker, bank, trustee or other nominee submits a proxy covering your shares. In the absence of a quorum, the Annual Meeting may be adjourned, from time to time, by vote of the holders of a majority of the shares represented at such meeting (but no other business shall be transacted at such meeting), without any notice if the time and place thereof are announced at the meeting at which the adjournment is taken unless the adjournment is for more than thirty days, or unless after the adjournment a new record date is fixed for the adjourned meeting, in which event a notice of the adjourned meeting will be given to each shareholder of record entitled to vote at the adjourned meeting.

Q: What is the effect of abstentions and broker non-votes on voting?

A: Abstentions will be counted as present at the Annual Meeting for the purpose of determining a quorum. Because each director nominee will require more “FOR” votes than the director nominees who receive the least number of votes in order to be elected, “withhold” votes have no effect on the outcome of Proposal 1. To approve the Say-on-

Pay Proposal and BDO Ratification Proposal, if a quorum is present, the affirmative vote of a majority of the votes cast by all shareholders entitled to vote on a particular matter is required for approval. As a result, abstention votes will have no effect on the outcome of the Say-on-Pay Proposal and BDO Ratification Proposal.

A broker non-vote occurs when the broker is unable to vote on a proposal because the proposal is not routine and the shareholder who owns the shares in “street name” has not provided any voting instructions to the broker on that matter. The rules of the New York Stock Exchange (“NYSE”) apply to brokers that are NYSE members voting on matters being submitted to shareholders at the Annual Meeting. Under the rules of the NYSE, if a proposal is routine, a broker holding shares for an owner in street name may vote on the proposal without voting instructions. As a result, other than with respect to BDO Ratification Proposal, brokers are not entitled to vote on any of the proposals at the Annual Meeting without receiving voting instructions from the beneficial owners, and thus the underlying shares will not be counted for establishing the presence of a quorum, and will have no effect on the outcome of Proposals 1 or 2. If you do not provide voting instructions to your broker holding shares of Common Stock for you, your shares will not be voted with respect to any proposal. We therefore encourage you to provide voting instructions on a proxy card or the voting instruction form provided by the broker that holds your shares, in each case by carefully following the instructions provided.

Q: What vote is required to approve the proposals?

A: ELECTION OF DIRECTORS:  Pursuant to our Bylaws, if a quorum is present at the Annual Meeting, with respect to Proposal 1 – “Election of Directors”, directors will be elected by a plurality of the votes cast by shares present in person or by proxy and entitled to vote at the Annual Meeting. “Plurality” means that the four nominees who receive the largest number of “FOR” votes of the shares entitled to be voted in the election for directors will be elected, whether or not they received a majority of votes cast. You may vote “FOR” all Board nominees, “WITHHOLD” your vote as to all Board nominees, or “FOR ALL” Board nominees except the specific nominee from whom you “WITHHOLD” your vote. There is no “against” option. Shares voting “withhold” are counted for purposes of determining a quorum. However, if you withhold authority to vote with respect to the election of any or all of the nominees, your shares will not be voted with respect to those nominees indicated. Therefore, “withhold” votes will not affect the outcome of the election of directors. Brokers do not have discretionary authority to vote on the election of directors. Broker non-votes and “withhold votes” will have no effect on the outcome of Proposal 1.

Say-on-Pay Proposal: The approval of a non-binding, advisory resolution approving the compensation of our named executive officers requires the affirmative vote by the holders of a majority of the votes cast by all shareholders entitled to vote on the proposal at the Annual Meeting when a quorum is present. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN” from voting on Proposal 2, the abstention will have no effect on the outcome of the Say-on-Pay Proposal. While the vote on Proposal 2 is advisory and will not be binding on us or the Board, the Board will review the results of the voting on this proposal and take it into consideration when making future decisions regarding executive compensation as we have done in this and previous years. Broker non-votes will have no effect on the outcome of Proposal 2.

BDO Ratification Proposal: The ratification of the appointment of BDO requires the affirmative vote by the holders of a majority of the votes cast by all shareholders entitled to vote on the proposal at the Annual Meeting when a quorum is present. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN” from voting on Proposal 3, the abstention will have no effect on the outcome of the BDO ratification proposal. Broker non-votes will also have no effect on the outcome of Proposal 3.

Votes will be tabulated by a judge of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Q: Could other matters be decided at the Annual Meeting?

A: We do not expect any other items of business will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. However, by completing, signing, dating and returning a proxy card or submitting your proxy or voting instructions over the Internet or by telephone, you will give to the persons named as proxies discretionary voting authority with respect to any matter that may properly come before the Annual Meeting, and of which we did not have notice at least by February 11, 2022, which is 90 days before the anniversary date of our 2021 Annual Meeting of Shareholders, and such persons named as proxies intend to vote on any such other matter in accordance with their best judgment.

Q: Who will count the votes?

A: All votes will be tabulated as required by Pennsylvania law, the state of our incorporation, by the independent judge of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Shares held by persons attending the Annual Meeting but not voting and shares represented by proxies that reflect abstentions as to one or more proposals will be counted as present for purposes of determining a quorum. Broker non-votes will not be counted as present for purposes of determining a quorum.

Q: What do I need to do to attend the Annual Meeting?

A: Admission to the Annual Meeting is limited to shareholders and their duly appointed proxy holders as of the close of business on the Record Date with proof of ownership of Common Stock. In order to attend the virtual Annual Meeting, you will need the control number provided to you with your proxy voting materials. The virtual meeting will begin at 10:00 A.M. Eastern Time at the following link: www.virtualshareholdermeeting.com/AP2022.

If you wish to vote the shares you own beneficially during the meeting, you must first obtain a “legal proxy” from your broker or custodian. If you choose not to provide instructions or a legal proxy, your shares are referred to as “uninstructed shares.” Your broker or custodian will not have the discretion to vote these shares on your behalf at the Annual Meeting.

You are encouraged to vote using the instructions on the proxy card to have your shares voted regardless of whether or not you plan to attend the Annual Meeting. Your vote is very important. Please vote using the instructions on the proxy card even if you plan to attend the Annual Meeting.

Q: How do I obtain a copy of Ampco’s Annual Report?

A: The Corporation’s 2021 Annual Report to Shareholders, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2021 as filed with the SEC, are available at http://www.ampcopittsburgh.com/investors. Copies of the exhibits to the 2021 Annual Report on Form 10-K will also be provided upon written request to Ampco-Pittsburgh Corporation c/o Corporate Secretary at 726 Bell Avenue, Suite 301, P.O. Box 457, Carnegie, PA 15106, free of charge. Copies of the 2021 Annual Report on Form 10-K and exhibits may also be downloaded at no cost from the SEC’s website at www.sec.gov. The 2021 Annual Report on Form 10-K does not form any part of the material for soliciting proxies.

Q: Where can I find the voting results of the Annual Meeting?

A: We plan to announce preliminary voting results at the Annual Meeting and to publish final results in a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL 1, “FOR” PROPOSAL 2, AND “FOR” PROPOSAL 3USING THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM.

ELECTION OF DIRECTORS

(Proposal 1)

As of the date of this Proxy Statement, Ampco’s Board of Directors comprises eleven members divided into the following three classes:

•Class of 2022: Mr. Terry L. Dunlap; Ms. Elizabeth A. Fessenden, Mr. William K. Lieberman, and Dr. Laurence E. Paul;

•Class of 2023: Mr. James J. Abel, Mr. Fredrick D. DiSanto, Mr. Darrel L. McNair, and Mr. Stephen E. Paul; and

•Class of 2024: Mr. Michael I. German, Mr. J. Brett McBrayer, and Mr. Carl H. Pforzheimer, III.

Mr. Dunlap’s term will end at the 2022 Annual Meeting and he will retire from the Board. The Board and management of the Corporation express their sincerest gratitude to Mr. Dunlap for his service on the Board and as Chair of the Investment Committee.

Directors are elected for three-year terms. The terms for each class end in successive years. The Board of Directors, upon the recommendation of the Nominating and Governance Committee, has nominated three incumbent directors to stand for re-election for a three-year term expiring in 2025, Ms. Elizabeth A. Fessenden, Mr. William K. Lieberman, and Dr. Laurence E. Paul, and has also nominated Mr. Robert A. DeMichiei to stand for election to the Board for a three-year term expiring in 2025.

Ms. Fessenden was most recently elected by the shareholders at the 2019 Annual Meeting of Shareholders. Mr. Lieberman was most recently elected by the shareholders at the 2020 Annual Meeting of Shareholders.  Dr. Paul was selected to fill a vacancy on the Board of Directors in February 2022.

The Board of Directors has determined that each Board nominee qualifies as an independent director under NYSE corporate governance listing standards.

If any of the Board’s nominees is unable to serve or for good cause will not serve as a director, the Board of Directors may choose a substitute nominee. If any substitute nominees are designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the revised proxy statement and to serve if elected, and includes certain biographical and other information about such nominees required by SEC rules. The persons named as proxies will vote for the remaining nominees and substitute nominees chosen by the Board.

Vote Required

Directors will be elected by a plurality of the votes cast. “Plurality” means that the four nominees who receive the largest number of “FOR” votes of the shares entitled to be voted in the election for directors will be elected. Votes that are withheld or shares that are not voted will have no effect on the outcome of the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF MR. DEMICHIEI, MS. FESSENDEN, MR. LIEBERMAN AND DR. PAUL.

Summary of Director Attributes and Skills

Our directors have a diversity of experience that spans a broad range of industries and in the public and not-for-profit sectors. They bring to our Board a wide variety of skills, qualifications and viewpoints that strengthen the Board’s ability to carry out the Board’s oversight role on behalf of our shareholders. In the director biographies below, we describe certain areas of individual expertise that each director brings to our Board.

The table below is a summary of the range of skills and experiences that each continuing director and nominee brings to the Board. Because it is a summary, it does not include all of the skills, experiences, qualifications, and diversity that each director offers, and the fact that a particular experience, skill, or qualification is not listed does not mean that a director does not possess it.

Name	Abel	DeMichiei	DiSanto	Dunlap	Fessenden	German	Lieberman	McBrayer	McNair	L. Paul	S. Paul	Pforzheimer
Year of Joining Board	2014	Nominee	2022	2019	2017	2014	2004	2018	2022	2022	2002	1982
Experience:
Finance	X	X	X	X	X	X	X	X	X	X	X	X
Industry	X			X	X	X		X	X	X	X
International	X	X		X	X			X		X	X
Leadership	X	X	X	X	X	X	X	X		X	X	X
Public Company Board	X		X	X	X	X	X	X	X	X	X	X
Risk Management	X	X	X			X	X	X		X		X
Technology	X	X		X				X

Board of Directors’ Nominees

Nominees for Director Whose Term of Office Expires in 2025:

ELIZABETH A. FESSENDEN

Director Since: 2017

Age: 66

Committees: Compensation Committee (Chair), Finance and Investment Committee and Executive Committee

Career Highlights and Qualifications: Prior to her retirement, Ms. Fessenden spent nearly three decades in corporate leadership roles at Alcoa Inc., including as president of the flexible packaging division and president of primary metals allied businesses. She also served in a number of operations roles with Alcoa. From 2006-2008, she was an operations principal with a private equity firm. Since 2008, she has been the principal of Fessenden Associates, a business consulting company. Ms. Fessenden earned Bachelor’s and Master’s degrees in engineering as well as a Master’s degree in business administration, all from Clarkson University.

Other Current Public Company Directorships: Alpha Metallurgical Resources; Meritor, Inc.; Fluence Energy

Other Current Affiliations: Ms. Fessenden has been a member of the board of directors of Alpha Metallurgical Resources (NYSE: AMR) since February 2021. Ms. Fessenden was appointed to the Board of Directors of Meritor, Inc. (NYSE: MTOR) in June 2021 and Fluence Energy (NASDAQ: FLNC) in October 2021. Ms. Fessenden also serves on the Board of Plan International, USA, a global girls’ rights organization.

Previous Directorships: Ms. Fessenden served as director of Quarles Petroleum from 2015 to 2021. Additionally, Ms. Fessenden served as a director of Cardno (ASX: CDD), from 2014 to 2015 and of O’Brien & Gere, from 2008 to 2014. Ms. Fessenden also served on the advisory board of Alloy Polymers and the board of directors of Polymer Group Inc. (OTC: POLGA).

Attributes and Skills: Ms. Fessenden’s extensive operations experience in the metals industry, her many years of service as a director of companies, and her broad leadership experience led the Board to conclude that she should serve as a director.

ROBERT A. DEMICHIEI

Nominee

Age: 57

Career Highlights and Qualifications: Mr. DeMichiei is the retired Executive Vice President and Chief Financial Officer of UPMC, a $20B+ nonprofit health system and leading health care provider and insurer. During his time at UPMC, Mr. DeMichiei implemented best practices in controllership, with UPMC achieving voluntary SOX 404 certification in 2006.  He also led UPMC’s activity-based costing/service-line implementation and Consumerism initiatives.  In addition to Finance, Mr. DeMichiei led the Supply Chain Management and Revenue Cycle functions, driving integration, technology infusion and process improvement/efficiency throughout the organization.  Mr. DeMichiei’s teams created a number of healthcare technology solutions, three of which were commercialized and spun-off. Before his 16-year tenure at UPMC, Mr. DeMichiei held various executive roles with the General Electric Company and Price Waterhouse in Pittsburgh. Mr. DeMichiei has a Bachelor’s degree in Business Economics from the University of Pittsburgh.

Other Current Affiliations: Mr. DeMichiei currently serves as a Board Director for Waystar, where he is the Audit, Compliance and ESG Committee Chair, AAA East Central and Auto Club Enterprises. He also serves as a Strategic Advisor for Health Catalyst (NASDAQ; HCAT). Additionally, Mr. DeMichiei serves as the Board Chair of the United Way of Southwestern Pennsylvania and Finance Committee Chair of the Seton Hill University Board of Trustees. He is also an Executive Mentor for the Advanced Leadership Institute.

Previous Directorships: Mr. DeMichiei served on the board of directors of CombineNet from 2008 to 2010, and Prodigo Solutions from 2008 to 2019.

Attributes and Skills: Mr. DeMichiei’s diverse operational background and experience successfully leading companies through growth and complex change led the Board to conclude that he should serve as a director.

WILLIAM K. LIEBERMAN

Director Since: 2004
Age: 76
Committees: Nominating and Governance Committee (Chair), Compensation Committee and Executive Committee

Career Highlights and Qualifications: Mr. Lieberman has been President of The Lieberman Companies, insurance brokerage and consulting company, for more than five years.

Attributes and Skills: In addition to more than forty years of management experience in the insurance, benefit and risk management areas, Mr. Lieberman has served as a director or trustee of many organizations including charitable companies, hospitals and universities. These qualifications led the Board to conclude that he should serve as a director.

DR. LAURENCE E. PAUL

Director Since:2022; Previously served as Director from 1998-2008
Age: 57

Career Highlights and Qualifications: Dr. Paul has been a managing principal of Laurel Crown Partners, a private investment company, for more than five years.  From 1994 to 2001, Dr. Paul worked at Donaldson, Lufkin & Jenrette and then Credit Suisse (NYSE: CS) in investment banking, including as a managing director in the Investment Banking Division. He became a President of The Louis Berkman Investment Company, a private investment company, in 2013. Dr. Paul holds an A.B. in biology from Harvard College, an M.D. from Harvard Medical School and an MBA from Stanford Business School.

Other Current and Prior Affiliations: Dr. Paul is currently a member of the board of directors for several non-profit organizations and portfolio companies including: Harvard Medical School’s Board of Fellows, Harvard Alumni Association, Children’s Hospital of Los Angeles, Pittsburgh Steelers Football Club, Pro Football Hall of Fame, Crew Knitwear, Kova International, and Vereco. From 2006 to 2017, Dr. Paul was a member of the Board of Governors of the American Red Cross, during which time he served in many roles including Vice Chair of the Board and Chair of the audit committee.

Previous Directorships: Dr. Paul previously served on the board of directors of Ampco-Pittsburgh Corporation from 1998 to 2018. In addition, Dr. Paul served on the boards of directors of Soaring Eagle Acquisition Corp. from February 2021 to September 2021 and Flying Eagle Acquisition Corp. from May 2020 to December 2020.

Attribute and Skills: Dr. Paul has extensive experience in investing, sale of existing entities and general strategic and financial involvement and oversight of companies, including his leadership of international organizations led the Board to conclude that he should serve as a director.

Continuing Directors Whose Term of Office Expires in 2024:

MICHAEL I. GERMAN

Director Since: 2014

Age: 71

Committees: Audit Committee; Nominating and Governance Committee

Career Highlights and Qualifications:  Mr. German is the Chief Executive Officer and President of Corning Natural Gas Holding Corporation (formerly known as Corning Natural Gas Corporation), a holding company for natural gas and electric utilities, and has served in this role since December 2006.  Mr. German has been a director of Corning Natural Gas Holding Corporation since 2014 (and a director of Corning Natural Gas Corporation from 2006 until 2014). Mr. German also serves as president of Corning Natural Gas Appliance Corporation (“Corning Appliance”), Pike County Light & Power Company (“Pike”), and Corning Natural Gas’s joint venture investments, Leatherstocking Gas Company, LLC (“Leatherstocking Gas”) and Leatherstocking Pipeline Company, LLC (“Leatherstocking Pipeline”). Prior to joining Corning Natural Gas, he was senior vice president, utility operations for Southern Union Company where he was responsible for gas utility operations in Missouri, Pennsylvania, Rhode Island, and Massachusetts. From 1994 to 2005, Mr. German held several senior positions at Energy East Corporation, a publicly held energy services and delivery company, including president of several utilities. From 1978 to 1994, Mr. German worked at the American Gas Association, finishing as senior vice president. From 1976 to 1978, Mr. German worked for the US Energy Research and Development Administration. Mr. German received a Bachelor of Arts in History from Trinity College, a Masters of Business Administration from Columbia University and a Juris Doctorate from Boston University Law School.

Other Current Public Company Directorships: Corning Natural Gas Holding Corporation (OTC: CNIG)

Other Current Affiliations: Mr. German serves on the Boards of Directors of Leatherstocking Gas, Leatherstocking Pipeline, Pike, Three River Development Corporation and Northeast Gas Association, as well as the board of trustees of the Adirondack Park Institute.

Previous Directorships: Mr. German served as a director of Pennichuck Corporation from 2008 until 2011.

Attributes and Skills:  Mr. German’s experience as the chief executive officer of a public company, his many years of service as a director of companies and his broad leadership experience led the Board to conclude that he should serve as a director.

J. BRETT MCBRAYER

Director Since: 2018

Age: 56

Committees: Executive Committee

Career Highlights and Qualifications: Mr. McBrayer has served as the Corporation’s Chief Executive Officer since July of 2018.  He previously served as President and Chief Executive Officer at Airtex Products and ASC Industries, a global manufacturer and distributor of automotive aftermarket and OEM fuel and water pumps, from 2012 through 2017. Airtex Products and ASC Industries, together with its parent company, UCI International LLC, and affiliated companies filed for bankruptcy protection in June 2016, successfully emerging in December 2016. Mr. McBrayer had also served as Vice President and General Manager of the Alcan Cable business at Rio Tinto Alcan, as Vice President and General Manager of the Specialty Metals Division at Precision Cast Parts Corporation, and held positions of various responsibility and leadership during his 20 years with Alcoa, Inc.(NYSE: AA)  Mr. McBrayer received a Bachelor of Science in Industrial Engineering from the University of Tennessee and a Master of Arts in Applied Behavioral Science from Bastyr University.

Attributes and Skills:  Mr. McBrayer’s extensive experience in global industrial businesses and his broad executive leadership experience led the Board to conclude that he should serve as a director.

CARL H. PFORZHEIMER, III

Director Since: 1982
Age: 85
Committees: Audit Committee (Chair), Nominating and Governance Committee and Executive Committee

Career Highlights and Qualifications: Mr. Pforzheimer has been Manager of Carl H. Pforzheimer & Co. LLC, an investment banking firm, or its predecessors or related entities for more than five years.

Previous Directorships: Mr. Pforzheimer served as a director of U. S. Trust Co. from 1999 until 2007.

Attributes and Skills:  In addition to the attendant investment advisory analytical skills gained from his role at Carl H. Pforzheimer & Co. LLC, Mr. Pforzheimer’s former role as Chair of the Audit and Risk Management Committees of U. S. Trust Co. led the Board to conclude Mr. Pforzheimer should serve as a director.

Continuing Directors Whose Term of Office Expires in 2023:

JAMES J. ABEL

Director Since: 2014

Age: 76

Committees: Executive Committee (Chair)

Career Highlights and Qualifications: Prior to his retirement, Mr. Abel served as Interim President and Chief Executive Officer of CPI Corporation, an operator of portrait studios, from February 2012 to April 2013 and as a director from 2004 to April 2013.  Mr. Abel previously served as President and Chief Executive Officer of Financial Executives International, a firm representing senior financial executives in dealing with regulatory agencies involved with corporate financial reporting and internal controls, from May 2008 to February 2009.

Previous Directorships: Mr. Abel has served as a director of CPI Corporation (OTC: CPICQ) from 2014 until April 2013, and LGL Group, Inc. (NYSE: LGL), a globally-positioned producer of industrial and commercial electronic components and instruments, from 2011 until 2014.

Attributes and Skills: Mr. Abel’s background as a senior executive, his expertise in financial management and his experience with manufacturing operations, as well as his board experience, led the Board to conclude that he should serve as a director.

FREDRICK D. DISANTO

Director Since: 2022

Age: 59

Career Highlights and Qualifications: Mr. DiSanto is the Chair and Chief Executive Officer of The Ancora Group, a holding company that oversees three investment advisors, and has served in such capacities since 2014 and 2006, respectively. Mr. DiSanto was the President and Chief Operating Officer of Maxus Investment Group from 1998 until December of 2000. In 2001, after Maxus Investment Group was sold to Fifth Third Bank, Mr. DiSanto served as Executive Vice President and Manager of Fifth Third Bank’s Investment Advisor Division.  Mr. DiSanto has served since 2016 as a director of The Eastern Company, a company that manages industrial businesses that design, manufacture and sell unique engineered solutions to niche markets, and is Chair of the Audit Committee and a member of its Nominating and Corporate Governance Committee.  He also currently serves as a director for Regional Brands, Inc., a privately held holding company seeking to acquire substantial ownership in regional companies with strong brand recognition, stable revenues and profitability. Mr. DiSanto previously served on the respective Boards of Directors of Alithya Group Inc., Axia Net Media Corporation and LNB Bancorp, Inc.  Mr. DiSanto holds a B.S. in Management Science and an MBA from Case Western Reserve University.

Other Current Public Company Directorships: The Eastern Company (NASDAQ: EML); Regional Brands, Inc. (OTC: RGBD)

Previous Directorships: Axia Net Media Corporation; LNB Bancorp, Inc.

Attributes and Skills: Mr. DiSanto is an experienced public company director and has knowledge and background in finance, strategic planning, governance, and international business. Pursuant to the Corporation’s obligations under the Cooperation Agreement, the Board concluded that he should serve as a director

DARRELL L. MCNAIR

Director Since: 2022

Age: 59

Career Highlights and Qualifications: Mr. McNair is currently the President and Chief Executive Officer of the MVP Group of Companies, a privately held group of companies which provide injection molding services, mechanical design engineering services and distribution of foam products to the automotive, medical, industrial, recreational industries and all five branches of the military, since 2000. Previously, Mr. McNair was Executive Director and a member of the board of directors of Detroit Neighborhood & Family Initiative, a non-profit organization sponsored by the Ford Foundation & Southeast Foundation serving various communities in the Detroit area, from 1999 to 2000; Owner & Chief Executive Officer for GERIC Home Health Care, Inc., a home health care organization serving residents in southeast Michigan, from 1996 to 1999; and held various positions at the Ford Motor Company (NYSE: F), an automotive company that designs, manufactures, and markets Ford vehicles worldwide, from 1988 to 1996. Mr. McNair is also currently a member of the board of directors of Medical Mutual of Ohio, the largest health insurance company based in Cleveland, Ohio, since May 2020. Mr. McNair received his M.B.A. in finance and marketing from Baldwin Wallace University and his B.G.S. in political science from Kent State University.

Other Current Affiliations: In addition, Mr. McNair is currently a board member, trustee and counsel to a number of civic and community organizations, including the Cleveland/Cuyahoga County Port Authority, The President’s Council, the Minority Business Financing Advisory Board, University Hospital, Northeast Ohio Medical University, ECM Chemicals, the Greater Cleveland Sports Commission, Crain’s Business Diversity Council, the Cleveland Federal Reserve Local Advisory Council and Jumpstart.

Attributes and Skills: With corporate experience at IBM and Ford, McNair also acquired businesses in the home health care and medical supply, construction, and retail industries throughout his entrepreneurial career. In addition, Mr. McNair has a passion for working with small businesses and mentoring young African Males. Professional accomplishments include civic engagement, personal standards, and community visibility. Pursuant to the Corporation’s obligations under the Cooperation Agreement, the Board concluded that he should serve as a director.

STEPHEN E. PAUL
Director Since: 2002
Age: 54
Committees: Compensation Committee and Finance and Investment Committee

Career Highlights and Qualifications: Mr. Paul has been a managing principal of Laurel Crown Partners, a private investment company, for more than five years. Prior to that he was a Vice President of Business Development at eToys, Inc., a web-based retailer focused exclusively on children’s products, and an Associate at Donaldson, Lufkin and Jenrette, Inc. He became a President of The Louis Berkman Investment Company, a private investment company, in 2013. Mr. Paul holds a bachelor’s degree from Cornell University and a master’s degree in business administration from Harvard Business School.

Other Current Affiliations: Mr. Paul serves on several boards of directors including Pittsburgh Steelers Sports, Inc., a professional sports entertainment organization, Kova International Inc., a leading developer, manufacturer and market of in vitro diagnostic products, and Five Four, Inc., a holding company for fashion brands and services.

Previous Directorships:  Mr. Paul served as a director of International Money Express, Inc. (Nasdaq: IMXI), a leading money remittance services company, from July 2018 to September 2020.  He also served as a director of Dynacast International Inc., a global manufacturer of small, engineered precision die cast components, from 2012 to 2015 and a director of Morton’s Restaurant Group, Inc. (NYSE: MRG), from 2003 to 2014.

Attributes and Skills: Mr. Paul’s background in investment banking and private equity investment led the Board to conclude that he should serve as a director.

Process of Evaluation of Director Candidates

The Nominating and Governance Committee makes a preliminary review of a prospective candidate’s background, career experience and qualifications based on available information or information provided by an independent search firm which identifies or provides an assessment of a candidate or a shareholder nominating or suggesting a candidate. If a consensus is reached by the committee that a particular candidate would likely contribute positively to the Board’s mix of skills and experiences, and a Board vacancy exists or is likely to occur, the candidate is contacted to confirm his or her interest and willingness to serve. The committee conducts interviews and may invite other Board members or senior Ampco executives to interview the candidate to assess the candidate’s overall qualifications. The committee considers the candidate against the criteria it has adopted in the context of the Board’s then current composition and the needs of the Board and its committees.

At the conclusion of this process, the committee reaches a conclusion and reports the results of its review to the full Board. The report includes a recommendation whether the candidate should be nominated for election to the Board. This procedure is the same for all candidates, including director candidates identified by shareholders.

The Nominating and Governance Committee may, from time to time, retain the services of a search firm that specializes in identifying and evaluating director candidates. Services that may be provided by the search firm include identifying potential director candidates meeting criteria established by the committee, verifying information about the prospective candidate’s credentials, and obtaining a preliminary indication of interest and willingness to serve as a Board member.

Upon the recommendation of the Nominating and Governance Committee, the Board nominated each of Mr. DeMichiei, Ms. Fessenden, Mr. Lieberman, and Dr. Paul for election to a three-year term as director by the shareholders at the 2022 Annual Meeting.

Director Compensation

Our non-employee director compensation program is designed to attract and retain outstanding director candidates who have the requisite experience and background as set forth in our Corporate Governance Guidelines, and to recognize the substantial time and effort necessary to exercise oversight of a complex organization like Ampco and fulfill the other responsibilities required of our directors. Mr. McBrayer, our sole employee director, does not receive additional compensation for his Board service.

The Compensation Committee reviews director compensation periodically, but at least once every three years, and recommends changes to the Board when it deems appropriate. The Compensation Committee regularly engages an independent compensation consultant, Pay Governance LLC, to advise the Compensation Committee with respect to our director compensation program. In connection with its review, Pay Governance LLC assesses the structure of our director compensation program compared to competitive market practices of similarly situated companies. Based on the market information and recommendations provided to the Compensation Committee by Pay Governance LLC, and taking into account various factors, including the responsibilities of the directors generally, the responsibilities of the Board Chair and committee chairs, and Corporation’s performance, the Compensation Committee approved the compensation program for non-employee directors described below, effective May 6, 2021.

Director Fees

In 2021, each director who was not employed by the Corporation received an annual retainer of $40,000, payable quarterly in cash in equal installments.  The Board Chair received an additional $40,000 fee, the Chair of the Audit Committee received an additional $15,000 annual fee, the Chair of the Compensation Committee received an additional $10,000 fee, the Chair of the Nominating and Governance Committee received an additional $7,500 fee, and the Chair of the Finance and Investment Committee received an additional $7,500 fee. Further, members of Board committees received the following additional fees in lieu of per meeting fees: $7,500 for the Audit Committee, $5,000 for the Compensation Committee, $3,750 for the Nominating and Governance Committee, and $3,750 for the Finance and Investment Committee.  Directors do not receive additional meeting fees for Board or committee meetings.

Each non-employee director is also entitled to receive an annual stock award.  Under our 2021 non-employee director compensation program, this annual stock award is valued at $70,000 and is based on the closing price of our Common Stock on grant date.

The following table describes the components of compensation for non-employee directors:

Annual Compensation Element	2021 Amount ($)
Cash Retainer for Non-employee Directors	40,000
Annual Equity Award for Non-employee Directors	70,000
Other Annual Cash Fees:
Board Chair Fee	40,000
Audit Committee Chair Fee (including Audit Committee Member Fee)	15,000
Audit Committee Member Fee	7,500
Compensation Committee Chair Fee (including Compensation Committee Member Fee)	10,000
Compensation Committee Member Fee	5,000
Nominating and Governance Committee Chair Fee (including Nominating and Governance Committee Member Fee)	7,500
Nominating and Governance Committee Member Fee	3,750
Finance and Investment Committee Chair Fee (including Finance and Investment Committee Member Fee)	7,500
Finance and Investment Committee Member Fee	3,750

2021 Director Compensation

The table below summarizes the director compensation earned by non-employee directors of the Corporation in 2021:

Name	Fees Earned or Paid in Cash($)(1)	Stock Awards ($)(2)	Other Compensation ($)	Total ($)
James J. Abel	76,250	70,005	0	146,255
Terry L. Dunlap (3)	46,250	70,005	0	116,255
Elizabeth A. Fessenden	51,563	70,005	0	121,568
Michael I. German	51,250	70,005	0	121,255
William K. Lieberman	56,875	70,005	0	126,880
Stephen E. Paul	45,313	70,005	0	115,318
Carl H. Pforzheimer, III	60,000	70,005	0	130,005

(1)	This column reflects annual cash retainer fees, including committee chair fees, as well as committee membership fees paid to each listed director.
(2)

This column reflects the aggregate grant date fair value, determined in accordance with FASB ASC Topic 718, of the stock awards granted to directors. The assumptions made in calculating the grant date fair values are set forth in Note 17 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021.

(3)	Mr. Dunlap’s term will expire at the 2022 Annual Meeting and he will retire from the Board.

Directors’ Alignment with Shareholders; Stock Ownership Guidelines

We have a long-standing approach of compensating executive officers and directors in part with stock awards and encouraging retention of stock acquired through such awards or by market purchases. We believe retention of stock creates a long-term perspective and aligns the interests of our directors and executive officers with those of our shareholders.

In 2020, the Board of Directors, upon the recommendation of the Compensation Committee, adopted new Stock Ownership Policy Guidelines requiring, among other things, non-employee Directors to hold stock at a target level of three times their annual cash retainer, or $120,000 for 2021.

Under the director compensation program, directors who were not in compliance with the ownership value requirement were not permitted to sell or transfer more than 50% of shares issued as part of the Corporation’s annual equity award for non-employee directors.

The following table shows the value of each non-employee director’s holdings in Ampco Common Stock as of March 9, 2022, based on the closing price of our Common Stock on NYSE on that date.

Non-employee Directors	Number of Shares Held (1)	Value of Shares Held ($)
James J. Abel	90,543	593,057
Fredrick D. DiSanto (2)	-	-
Terry L. Dunlap	46,124	302,112
Elizabeth A. Fessenden	64,638	423,379
Michael I. German	122,576	802,873
William K. Lieberman	25,000	163,750
Darrell J. McNair (2)	-	-
Laurence E. Paul (2)	33,456	219,137
Stephen E. Paul	74,580	488,499
Carl H. Pforzheimer, III	86,116	564,060
(1)

The number of shares held included in this column include stock owned directly, stock owned jointly with, or separately, by a spouse and/or minor child, unvested restricted stock units, and performance shares that have achieved performance conditions.

(2)

Mr. DiSanto, Mr. McNair, and Dr. Paul joined the Board of Directors in February of 2022. Although there is no set period of time for Directors to achieve compliance with the stock ownership guidelines, Directors are not permitted to sell or transfer more than 50% of any Company-granted shares unless levels are met. Rather the Compensation Committee will review progress on an annual basis in the first quarter to ensure that all Directors are making continuous progress toward required ownership levels.

Prohibitions Against Short Sales, Hedging, Margin Accounts and Pledging

We have adopted an Insider Trading Policy, which prohibits members of the Board of Directors from pledging, engaging in short sales or hedging transactions with respect to any of their Ampco securities.  In addition, our directors are prohibited from holding Ampco securities in margin accounts that permit hedging arrangements or hold more than 0.05% of all outstanding shares of Ampco Common Stock. The policy continues to align the interests of our directors with those of our shareholders.

CORPORATE GOVERNANCE

Corporate Governance Summary

Presented below are some highlights of our corporate governance practices and policies. You can find further details about these and other corporate governance practices and policies in the following pages of this Proxy Statement.

•

Our Board is currently comprised of eleven directors, ten of whom have been determined by the Board to be independent. Pursuant to the Cooperation Agreement the Board appointed Fredrick D. DiSanto and Darrell L. McNair to serve as directors of the Corporation as members of the class of directors having a term expiring at the 2023 Annual Meeting. The Cooperation Agreement will terminate upon the expiration of the earlier of (i) the date that is 30 days prior to the deadline for the submission of shareholder nominations for the 2023 Annual Meeting or (ii) the date that is 100 days prior to the first anniversary of the 2022 Annual Meeting, unless earlier terminated by mutual written agreement of Ampco-Pittsburgh and the Ancora Parties.

•	We currently have separate non-executive Board Chair and Chief Executive Officer roles.
•

All of the Board’s standing committees, other than the Executive Committee, are composed entirely of independent directors, and each such standing committee has a written charter that is reviewed and reassessed annually.

•

Our Board of Directors oversees the Corporations’ risk management function, which covers, among other things, financial risk, legal/compliance risk, operational/strategic risk, reputational risk, emerging risk, cybersecurity risk and fraud risk, and utilizes key insights from the Audit Committee, Compensation Committee and Nominating and Governance Committee.

•	The Board of Directors routinely meets in executive session, both with the Corporation’s Chief Executive Officer and with only the non-employee directors.
•

The Nominating and Governance Committee periodically reviews qualifications for directors to our Board of Directors; in connection with an upcoming election of directors or vacancy on our Board, identifies candidates to serve as directors on the basis of such criteria; and recommends candidates to the Board for nomination on the basis of such criteria. The Nominating and Governance Committee and the Board of Directors considers director candidates recommended by shareholders on the same basis as other candidates.

•	Our bylaws allow shareholders to cumulate votes in the election of directors.
•	The Board of Directors annually reviews the Corporation’s succession plans for Executives.
•	We have an annual self-evaluation process for the Board and each standing committee, other than the Executive Committee.
•	Our internal audit function reports directly to the Audit Committee.
•	We annually ask our shareholders to ratify the Audit Committee’s selection of the Corporation’s independent auditors.
•	Consistent with the recommendation of our shareholders, we have determined that we will hold a Say-on-Pay vote annually.
•

Our strong corporate culture is reflected in our policies, including our Corporate Governance Guidelines, our Code of Business Conduct and Ethics, which applies to all of the Corporation’s officers, directors and employees, as well as our Code of Ethics, which applies to our Chief Executive Officer and Chief Financial Officer, each of which is available on the Corporation’s website at www.ampcopittsburgh.com

•

Our Insider Trading Policy prohibits directors, officers and employees from hedging or short selling any of their Ampco securities.  In addition, our directors and executive officers subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) are prohibited from holding Ampco securities in margin accounts that permit hedging arrangements or hold more than 0.05% of all outstanding shares of Ampco Common Stock.
•

The Board has adopted a clawback policy in connection with short and long-term incentive plans. Pursuant to the policy, if the Corporation is required, because of fraud or negligence, to restate financial results for any restatement period in a manner that would have adversely affected the amount of the payout of any incentive compensation awards, the Compensation Committee has the right, during the three-year period following the restatement period, to review the matter and determine what, if any, repayment participants will be required to make.

•

The Board has adopted a policy prohibiting excise tax gross-ups of perquisites pursuant to which the Corporation is prohibited from making any tax gross-up payments to executive officers, except for gross-ups applicable to management employees generally, such as a relocation reimbursement policy.

•

The Board has adopted a whistleblower policy to protect any employee who, in good faith, reports incidents of unethical business conduct, violations of laws or accounting standards, internal accounting controls or audit standards or dangerous to employees or public health and safety.

•

The Board has adopted Stock Ownership Policy Guidelines for the Corporation’s Directors and Executive Officers (“D&Os”) to align their interests with our shareholders and instill in our D&Os a meaningful economic interest in future performance.

•

The Corporation has an active and responsive investor relations program. In addition to timely earnings reporting and regular public conference calls, the Corporation deploys strategies to communicate the Corporation’s value proposition to the investment community. The firm also conducts investor outreach events, such as participation at independent investor conferences, non-deal roadshows, and other communications, providing an opportunity to engage with large groups of investors and prospective investors. The Corporation produces additional investor presentation materials supporting these events and makes them public via posting them to its investor relations website and/or filings with the SEC if and when appropriate.

Board Independence

The Board of Directors has adopted standards to assist it in evaluating the independence of its directors, which may be categorized as: (1) compliance with NYSE’s listing requirements, (2) non-material relationships with the Corporation, and (3) other facts and circumstances. The standards are attached to the Corporate Governance Guidelines which are available on the Corporation’s website at www.ampcopittsburgh.com. After evaluating each director on the basis of these standards, the Board has determined that James J. Abel, Fredrick D. DiSanto, Terry L. Dunlap, Elizabeth A. Fessenden, Michael I. German, William K. Lieberman, Darrell L. McNair, Laurence E. Paul, Stephen E. Paul and Carl H. Pforzheimer, III do not have material relationships with the Corporation (other than as members of the Board of Directors) and are independent within the meaning of the Corporation’s independence standards and those of the NYSE.

Audit Committee members must meet additional independence standards under NYSE listing standards and rules of the SEC. Specifically, Audit Committee members may not receive any consulting, advisory or compensatory fees other than their directors’ compensation. The Board has also determined that each member of the Audit Committee satisfies the enhanced standards of independence applicable to Audit Committee members under NYSE listing standards and SEC rules.

The Board has determined in its judgment that the Compensation Committee is composed entirely of independent directors within the Corporation’s independence standards and those of the NYSE. In making its determination, the Board considered, among other things, the factors applicable to members of the Compensation Committee pursuant to NYSE listing standards and Rule 10C-1 of the Exchange Act.

Leadership Structure

Mr. McBrayer is the Corporation’s Chief Executive Officer and is responsible for the day-to-day operation of the Corporation. Mr. James J. Abel serves as non-executive Board Chair, and in such capacity presides at all meetings of our Board of Directors and serves as a conduit between the Board and management. The Board believes that this leadership structure is appropriate for the Corporation at this time because it:

•	allows for independent oversight of management,
•	increases management accountability, and
•	encourages an objective evaluation of management’s performance relative to compensation.

The Board will assess periodically whether the roles should be separated or combined based on its evaluation of what is in the best interests of the Corporation and its shareholders.

Director Nominating Procedures

The Corporation’s Corporate Governance Guidelines and its Nominating and Governance Committee Charter charge the Nominating and Governance Committee with selecting nominees for election to the Board of Directors and with reviewing, at least annually, the qualifications of new and existing members of the Board of Directors. The Nominating and Governance Committee also considers the extent to which such members may be considered “independent” within the meaning of applicable NYSE rules, as well as other appropriate factors, including overall skills and experience.

From time to time, the Nominating and Governance Committee will seek to identify potential candidates for director nominees and will consider potential candidates proposed by other members of the Board of Directors, by management of the Corporation or by shareholders of the Corporation.

In considering candidates submitted by shareholders of the Corporation, the Nominating and Governance Committee will take into consideration the needs of the Board of Directors and the candidate’s qualifications. To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must provide the information set forth in, and otherwise comply with, Section 18 of Article II of the Corporation’s Amended and Restated By-Laws.

The shareholder recommendation and information described above must be sent to Ampco-Pittsburgh Corporation c/o Corporate Secretary at 726 Bell Avenue, Suite 301, P.O. Box 457, Carnegie, PA 15106 and, in order to allow for timely consideration, must be received not less than 90 days in advance of the anniversary date of the Corporation’s most recent annual meeting of shareholders.

Once a person has been identified by the Nominating and Governance Committee as a potential candidate, the Committee may review and consider publicly available information regarding the person to assess whether the person should be considered further. Generally, if the person expresses a willingness to be considered and to serve on the Board of Directors and the Nominating and Governance Committee believes that the candidate has the potential to be a good candidate, the Nominating and Governance Committee would seek to gather information from or about the candidate. Such information may include information gathered through one or more interviews as appropriate and review of his or her accomplishments and qualifications generally, in light of any other candidates that the Nominating and Governance Committee may be considering. The Nominating and Governance Committee’s evaluation process does not vary based on whether the candidate is recommended by a shareholder. Although the Nominating and Governance Committee does not have a formal written diversity policy, it considers the diversity of our Board to be a priority and considers Board diversity as a whole, including the skills, background and experience of our directors.

Director Terms

The Board is divided into three classes, and the directors in each class serve for three-year terms unless there is a need to adjust the number of Directors in a class or they are unable to continue to serve due to death, resignation, retirement or disability or are otherwise removed from office during such term. The term of one class of directors expires each year at the Corporation’s annual meeting of shareholders. The Board may fill a vacancy by electing a new director to the same class as the director being replaced or by reassigning a director from another class. The Board also may create a new director position in any class and elect a director to hold the newly created position. In accordance with our Amended and Restated Articles of Incorporation, all directors elected to fill vacancies shall hold office for a term expiring at the annual meeting of shareholders at which the term of the class to which they have been elected expires.

Voting for Directors

Ampco’s By-laws provide for cumulative voting in the event of a contested election. Accordingly, shareholders have the right to cumulate their votes by distributing a number of votes, determined by multiplying the number of directors to be elected at the Annual Meeting (i.e., four) by the number of shares owned by such shareholder as of the close of business on the Record Date, to one individual nominee or among two or more nominees.

Board’s Role in Risk Oversight

The Board of Directors as a whole is responsible for risk management oversight of the Corporation and ensuring that management develops sound business strategies. The involvement of the full Board of Directors in setting the Corporation’s business strategy and objectives is integral to the Board’s assessment of our risk profile and also a determination of what constitutes an appropriate level of risk and how best to manage any such risk. This involves receiving reports and/or presentations from applicable members of management, the Chief Risk Officer, Chief Information Officer, and the committees of the Board. The full Board of Directors continually evaluates risks such as financial risk, legal/compliance risk, operational/strategic risk, reputational risk, emerging risk, cybersecurity risk and fraud risk and addresses individual risk issues with management throughout the year as necessary.

While the Board of Directors has the ultimate oversight responsibility for the risk management process, the Board delegates responsibility for certain aspects of risk management to its standing committees. In particular, the Audit Committee focuses on enterprise risks and related controls and procedures, including financial reporting, fraud and regulatory risks. The Compensation Committee strives to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with the Corporation’s strategy and objectives. The Nominating and Governance Committee is responsible for overseeing the Corporation’s corporate governance and corporate governance principles.

Executive Sessions

The non-management directors have regularly scheduled executive sessions, both with and without the Chief Executive Officer. Any security holder who wants to communicate directly with the presiding director, currently our Board Chair, or the non-management directors as a group can do so by following the procedure below under “Security Holder Communications with Directors”.

Security Holder Communications with Directors

The Board of Directors has established a process to receive communications from shareholders and other interested parties. To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or such individual or group or committee and sent to Ampco-Pittsburgh Corporation c/o Corporate Secretary at 726 Bell Avenue, Suite 301, P.O. Box 457, Carnegie, PA 15106. Communications sent in this manner will be reviewed by the office of the Corporate Secretary for the purpose of determining whether the contents represent a message to one or more of the Corporation’s directors. Depending on the subject matter, the Corporate Secretary may attempt to handle the inquiry directly, such as when it is a request for information about the Corporation or a stock-related matter. The Corporate Secretary also may not forward the communication if it is primarily commercial in nature or it relates to an improper or irrelevant topic.

Annual Meeting Attendance

The Corporation encourages its directors to attend the Annual Meeting of the Corporation’s shareholders. All of the directors then in office were in attendance at the 2021 Annual Meeting.

BOARD COMMITTEES

Summary

During 2021, the Board had five standing committees: Audit Committee, Compensation Committee, Executive Committee, Nominating and Governance Committee, and Finance and Investment Committee. The Board makes committee and committee chair assignments annually at its meeting immediately preceding the annual meeting of shareholders, although further changes to committee assignments may be made from time to time as deemed appropriate by the Board. The Nominating and Governance Committee Charter, the Compensation Committee Charter, the Audit Committee Charter, and the Corporate Governance Guidelines are available on the Corporation’s website at www.ampcopittsburgh.com.

The current composition of the Board and each committee of the Board is set forth below:

Director	Audit Committee	Compensation Committee	Executive Committee	Finance and Investment Committee (1)	Nominating and Governance Committee	Board of Directors
James J. Abel			C			C
Terry L. Dunlap	X			X		X
Elizabeth A. Fessenden		C	X	X		X
Michael I. German	X			C (2)	X	X
William K. Lieberman		X	X		C	X
J. Brett McBrayer			X			X
Stephen E. Paul		X		X		X
Carl H. Pforzheimer, III	C		X		X	X
2021 Meetings	5	6	0	3	3	9

X—Member

C—Chair

(1)	In March 2022, the Board renamed the Investment Committee to the Finance and Investment Committee. The meetings included in this column occurred prior to such date.
(2)	Mr. German was appointed to the Finance and Investment Committee in March 2022.

All of the directors attended at least 75% of the applicable Board and Committee meetings in 2021.

The non-management directors meet separately in regularly scheduled executive sessions without members of management present, except to the extent that the non-management directors request the attendance of one or more members of management. The Board Chair presides over meetings of the non-management directors.

In addition, pursuant to the Cooperation Agreement, the Corporation has also agreed to form a Business Improvement Advisory Committee within 120 days to support and make recommendations to the Board of Directors and support management’s review of business improvements and enhancements for the Corporation.

Audit Committee

The Audit Committee held five meetings in 2021 and was comprised of three directors: Carl H. Pforzheimer, III (Chair), Michael I. German and Terry L. Dunlap. Subject to his re-election and following the 2022 Annual Meeting, Dr. Paul will be appointed to the Audit Committee. None of the Audit Committee members is now, or has within the past five years been, an employee of the Corporation. The Board has determined that none of the members of the Audit Committee have any financial or personal ties to the Corporation (other than director compensation and equity ownership as described in this Proxy Statement) and that they meet the NYSE and SEC standards for independence applicable to members of the Audit Committee.

The Audit Committee reviews the Corporation’s accounting and reporting practices, including internal control procedures, and maintains a direct line of communication with the Directors and the independent accountants. The

Audit Committee also is directly responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm, including pre-approval of all audit and non-audit services to be performed by our independent registered public accounting firm, as well as evaluating the performance of our internal audit function and our financial reporting processes.

The Board of Directors has determined that Mr. Pforzheimer meets the SEC criteria to be deemed an “audit committee financial expert” and meets the NYSE standard of having accounting or related financial management expertise. Each member of the Audit Committee is financially literate.

Compensation Committee

The Compensation Committee met six times in 2021 and is comprised of three directors: Elizabeth A. Fessenden (Chair), William K. Lieberman and Stephen E. Paul. The Compensation Committee is responsible for reviewing and recommending to the Board of Directors compensation programs and policies and reviewing and recommending to the Board of Directors the participation of executives and other key management employees in the various compensation plans of the Corporation.

The Compensation Committee, under the terms of its charter, has the sole authority to retain, approve fees and other terms for, and terminate any compensation consultant used to assist the Committee in executive compensation matters. The Compensation Committee also may obtain advice and assistance from internal or external legal, accounting or other advisors. In 2021, the Compensation Committee engaged Pay Governance LLC as its independent provider of compensation consulting services for decisions relating to 2021 compensation. The Committee can also utilize external legal advisors and assesses the independence of its advisors.

In 2020, the Compensation Committee was given oversight of aspects of the Corporation’s human capital management strategy that it may deem of importance to the long-term sustainability of the Corporation.

Certain executive officers of the Corporation attend meetings of the Compensation Committee from time to time and are given the opportunity to express their views on executive compensation matters.

Each member of the Compensation Committee is a “non-employee director” of the Corporation as defined under Rule 16b-3 of the Exchange Act, and each member is also an “outside director” for the purposes of the corporate compensation provisions contained in Section 162(m) of the Internal Revenue Code.

None of our executive officers serves as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board. None of our executive officers serves as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation Committee.

Executive Committee

The Executive Committee did not meet in 2021. It is comprised of the following five directors: James J. Abel (Chair), Elizabeth A. Fessenden, William K. Lieberman, Carl H. Pforzheimer, III, and J. Brett McBrayer. This Committee is responsible for providing guidance and counsel to the Corporation’s management team on significant matters affecting the Corporation and taking action on behalf of the Board where required in exigent circumstances, such as where it is impracticable or infeasible to convene, or obtain the unanimous written consent of the full Board.

Finance and Investment Committee

The Investment Committee met three times in 2021 and was comprised of the following three directors: Terry L. Dunlap (Chair), Elizabeth A. Fessenden and Stephen E. Paul. In March 2022, the Investment Committee was renamed to the Finance and Investment Committee, and Mr. German was appointed to the Committee as Chairperson. This Committee is principally responsible for making recommendations to the Board in connection with the Company’s investment guidelines, investment asset allocations, and financing activities.

Nominating and Governance Committee

The Nominating and Governance Committee met three times in 2021 and was comprised of three directors: William K. Lieberman (Chair), Michael I. German and Carl H. Pforzheimer, III. The Nominating and Governance

Committee is responsible for identifying individuals qualified to become directors and recommending candidates for membership on the Board of Directors and its committees, developing and recommending to the Board of Directors the Corporation’s corporate governance policies and reviewing the effectiveness of board governance, including overseeing an annual assessment of the performance of the Board of Directors and each of its committees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership of More Than Five Percent

The following table sets forth information, to the extent known by the Corporation, concerning individuals (other than directors or officers of the Corporation) or entities holding more than five percent of the outstanding shares of the Corporation’s Common Stock. The “percent of class” in the table below is calculated based upon 19,190,536 shares outstanding as of March 9, 2022.

Name of beneficial owner	Amount and nature of beneficial ownership		Percent of class
Mario J. Gabelli (and entities which he controls or for which he acts as chief investment officer) One Corporate Center Rye, NY 10580	4,022,751	(1)	19.68%
The Louis Berkman Investment Company 600 Grant Street, Suite 3230 Pittsburgh, PA 15219	3,644,615	(2)	17.91%
Altor Fund II GP Limited (and affiliates) 11-15 Seaton Place St Helier Jersey JE4 OQH Channel Islands	1,776,604	(3)	9.26%
L. W. Van Loan Trust dated September 8, 2006, Edward F. Crawford and Crawford United Corporation c/o The Crawford Group 6065 Parkland Boulevard Cleveland, OH 44124	1,220,888	(4)	6.26%
Ancora Funds, Ancora Alternatives, Ancora Holdings and Mr. Fredrick DiSanto 6060 Parkland Blvd Suite 200 Cleveland, OH 44124	1,068,531	(5)	5.57%

(1)

According to the amended Schedule 13D filed on March 19, 2021, Mario J. Gabelli beneficially owns 4,022,751 shares of our Common Stock of which he has sole voting power with respect to 3,947,003 shares and sole dispositive power with respect to 4,022,751 shares. Of the 4,022,751 common shares reported as beneficially owned, 1,252,988 are pursuant to Warrants to purchase common shares.

(2)

According to the amended Schedule 13D filed on March 1, 2022, The Louis Berkman Investment Company beneficially owns 3,644,615 shares of our Common Stock and has sole voting and dispositive power with respect to such shares. Of the 3,644,615 common shares reported as beneficially owned, 1,161,426 are pursuant to Warrants to purchase common shares held by The Louis Berkman Investment Company which are exercisable prior to their expiration on August 1, 2025. Dr. Laurence E. Paul and Stephen E. Paul, each a director of the Corporation, own 34.69% and 34.28%, respectively, of The Louis Berkman Investment Company’s non-voting stock, held in various trusts.

(3)

According to the amended Schedule 13D filed on August 12, 2020, Altor Fund beneficially owns 1,776,604 shares of our Common Stock. Altor Fund has shared voting and dispositive power with respect to the shares beneficially owned by each of the reporting persons, as set forth in such Schedule.

(4)

According to the Schedule 13D filed with the SEC on August 13, 2020, and amended on October 1, 2020, February 1, 2021, April 9, 2021 and June 30, 2021 the L.W. Van Loan Trust dated September 8, 2006, Ambassador Edward F. Crawford and Crawford United Corporation, have shared voting and dispositive power with respect to 916,444 shares of our outstanding Common Stock and shares of Common Stock underlying 681,999 Warrants, each exercisable to purchase 0.4464 common shares (representing 304,444 shares of Common Stock).  Such Warrants are exercisable prior to their expiration on August 1, 2025.

(5)

According to the 13D filed with the SEC on December 28, 2021 and amended on February 10, 2022, Ancora Merlin, LP has shared voting and dispositive power for 49,705 shares, Ancora Merlin Institutional, LP has shared voting and dispositive power for 484,535 shares, Ancora Catalyst, LP has shared voting and dispositive power for 42,774 shares, Ancora Catalyst Institutional, LP has shared voting and dispositive power for 491,517 shares, Ancora Alternatives LLC has shared voting and dispositive power for 1,068,531 shares, Ancora Holdings Group, LLC has shared voting and dispositive power for 1,068,531 shares and Fredrick DiSanto has shared voting and dispositive power for 1,068,531 shares.

Director and Executive Officer Stock Ownership

The following table sets forth as of March 9, 2022, information concerning the beneficial ownership of the Corporation’s Common Stock by the Directors and Named Executive Officers and all Directors and Executive Officers of the Corporation as a group. The “percent of class” in the table below is calculated based upon 19,190,536 shares outstanding as of March 9, 2022.

Name of beneficial owner	Amount and nature of beneficial ownership		Percent of class
Stephen E. Paul	3,738,448	(1)	18.35%
Laurence E. Paul	3,688,396	(2)	18.11%
Fredrick D. DiSanto	1,068,531	(3)	5.57%
J. Brett McBrayer	180,209	(4)	*
Michael I. German	172,720	(5)	*
Rose Hoover (6)	158,125	(7)	*
Carl H. Pforzheimer, III	108,436	(8)	*
James J. Abel	107,624	(9)	*
Terrence W. Kenny (10)	100,159	(11)	*
Terry L. Dunlap (12)	55,052	(13)	*
Elizabeth A. Fessenden	64,638	(14)	*
William K. Lieberman	25,000	(15)	*
Robert A. DeMichiei	—		*
Darrell L. McNair	—
Directors and Executive Officers as a group (16 persons)	5,970,109	(16)	28.77%

*	Less than 1%
(1)

Represents 74,580 shares owned directly, 19,253 shares pursuant to Warrants to purchase common shares held directly by Mr. Paul, 2,483,189 shares owned by The Louis Berkman Investment Company and 1,161,426 shares pursuant to Warrants to purchase common shares held by The Louis Berkman Investment Company. Mr. Paul is a President of The Louis Berkman Investment Company and is a trustee of various trusts which own 34.28% of its non-voting stock.

(2)

Represents 33,456 shares owned directly, 10,325 shares pursuant to Warrants to purchase common shares held directly by Dr. Paul, 2,483,189 shares owned by The Louis Berkman Investment Company and 1,161,426 shares pursuant to Warrants to purchase common shares held by The Louis Berkman Investment Company. Dr. Paul is a President of The Louis Berkman Investment Company and is a trustee of various trusts which own 34.69% of its non-voting stock.

(3)

According to the 13D filed with the SEC on December 28, 2021 and amended on February 10, 2022, Ancora Merlin, LP has shared voting and dispositive power for 49,705 shares, Ancora Merlin Institutional, LP has shared voting and dispositive power for 484,535 shares, Ancora Catalyst, LP has shared voting and dispositive power for 42,774 shares, Ancora Catalyst Institutional, LP has shared voting and dispositive power for 491,517 shares, Ancora Alternatives LLC has shared voting and dispositive power for 1,068,531 shares, Ancora Holdings Group, LLC has shared voting and dispositive power for 1,068,531 shares and Fredrick DiSanto has shared voting and dispositive power for 1,068,531 shares.

(4)

Represents 71,136 shares held directly, 39,652 restricted stock units that will vest within sixty days, 55,136 performance stock unit shares that he has the right to acquire within 60 days and 14,285 shares pursuant to Warrants to purchase Common Stock.

(5)	Represents 112,576 shares held directly, 10,000 shares held joint with his spouse and 50,144 shares pursuant to Warrants to purchase Common Stock.
(6)	Ms. Hoover retired as President and Chief Administrative Officer on December 31, 2021.
(7)	Represents 119,161 shares owned directly, 34,500 shares that she has the right to acquire within sixty days pursuant to stock options, and 4,464 shares pursuant to Warrants to purchase Common Stock.
(8)

Includes 84,516 shares owned directly, 800 shares held by a trust of which he is a trustee and principal beneficiary, 800 shares held by a trust of which he is a trustee in which he disclaims beneficial ownership, and 22,320 shares pursuant to Warrants to purchase Common Stock.

(9)	Represents 90,543 shares held directly and 17,081 shares pursuant to Warrants to purchase Common Stock.
(10)	Mr. Kenny retired as President of Air & Liquid Systems Corporation on December 31, 2021.
(11)	Represents 59,268 shares held directly, 34,500 shares that he has the right to acquire within sixty days pursuant to stock options, and 6,391 shares pursuant to Warrants to purchase Common Stock.
(12)	Terry L. Dunlap’s term will end at the 2022 Annual Meeting and he will retire from the Board.
(13)	Represents 46,124 shares held directly and 8,928 shares pursuant to Warrants to purchase Common Stock.
(14)	Represents 64,638 shares held directly.
(15)	Represents 25,000 shares held jointly with his spouse.
(16)	Excludes double counting of shares deemed to be beneficially owned by more than one director.

Unless otherwise indicated, the individuals named have sole investment and voting power.

NON-BINDING, ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
(Proposal 2)

The Board is committed to a compensation philosophy and program that promotes our ability to attract, retain and motivate individuals who can achieve superior results for Ampco, its shareholders and its other stakeholders. As part of that commitment, and in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, shareholders are being asked to approve, in an advisory non-binding resolution, the compensation of our named executive officers as disclosed in this Proxy Statement. This proposal is our “Say-on-Pay” proposal. The Say-on-Pay vote is advisory and therefore not binding on the Corporation or the Board. However, the Board of Directors and the Compensation Committee will carefully review the opinions that our shareholders express and will take the outcome of the vote into account when making decisions regarding executive compensation. Our Board of Directors adopted a policy to hold this advisory vote on executive compensation annually.

We believe that the Say-on-Pay vote represents an additional means by which we may obtain important feedback from our shareholders about executive compensation. As set forth in the Executive Compensation Overview on the following page, the overall objectives of our executive compensation program are to provide compensation that is competitive, create a structure that is based on achievement of performance goals and provide incentive for long-term continued employment.

Upon consideration of the voting results for the proposal considered at the Corporation’s 2017 Annual Meeting of Shareholders regarding the frequency of advisory Say-on-Pay votes, the Board of Directors determined to hold an advisory Say-on-Pay vote annually. Shareholders will have the opportunity to next provide an advisory vote on the frequency of such advisory Say-on-Pay votes which is required in 2023. The Board will consider the results of such vote following the 2023 annual meeting of shareholders.

Shareholders are encouraged to read the Executive Compensation Overview, starting on page 33, which discusses how the elements of the compensation packages for the named executive officers are determined, and review the Summary Compensation Table and the other related information following the Summary Compensation Table. The Board and the Compensation Committee believe that the Corporation’s policies and procedures on executive compensation are strongly aligned with the long-term interests of our shareholders and are effective in achieving the strategic goals of the Corporation. The Say-on-Pay vote gives you, as a shareholder, the opportunity to endorse or not endorse our executive compensation program by voting for or against the following resolution:

“RESOLVED, that the shareholders of Ampco-Pittsburgh Corporation (the “Corporation”) approve, on an advisory basis, the compensation of the Corporation’s named executive officers, as disclosed in the Corporation’s proxy statement for the 2022 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Executive Compensation Overview, the Summary Compensation Table and the other related tables and disclosure.”

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS RESOLUTION AND THEREBY ENDORSE THE CORPORATION’S EXECUTIVE COMPENSATION PROGRAM.

COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)

EXECUTIVE COMPENSATION OVERVIEW

In this CD&A we summarize the compensation awarded to our executive officers listed in the Summary Compensation Table on page 45. We refer to these executive officers as our “named executive officers” or “NEOs.”

Executive Compensation Overview describes the key features of our executive compensation program for 2021 for our “named executive officers”:

2021 Named Executive Officers

Name	Title (as of last day of 2021)
J. Brett McBrayer	Chief Executive Officer
Rose Hoover (1)	President and Chief Administrative Officer
Terrence W. Kenny (2)	President of Air & Liquid Systems Corporation

(1)	Ms. Hoover retired as President and Chief Administrative Officer on December 31, 2021.
(2)	Mr. Kenny retired as President of Air & Liquid Systems Corporation on December 31, 2021.

We have divided this discussion into five parts:

1.	2021 Highlights
2.	Key Features of Our Executive Compensation Program
3.	2021 Compensation Objectives
4.	2021 Compensation Decisions
5.	Other Compensation Practices and Policies

2021 HIGHLIGHTS

Under the oversight of our Compensation Committee, our compensation structure is designed to provide a competitive compensation structure that will retain top performers and incentivize individuals’ performance and enhance shareholder value in a responsible manner. In keeping with this design, the 2021 executive compensation program features a balanced mix of salary and performance-driven annual and long-term incentive award opportunities. The chart below illustrates the target compensation opportunities in 2021 for Mr. McBrayer, our Chief Executive Officer (“CEO,” and also referred to as our “Principal Executive Officer” or “PEO”).

(1) The percentages are based on the approved base salary of the CEO at the time the compensation structure was established in March 2021.

Under our executive compensation program, our named executive officers are eligible to earn bonuses under the short-term incentive program, based on our 2021 business performance results, which illustrates our pay-for-performance philosophy and also motivates our executive officers to continue to focus their efforts on improvements in the overall financial results of the Corporation.  The bonuses earned under the short-term incentive program are driven by the positive results in the Air and Liquid Processing segment, which exceeded its threshold level. No payouts were earned relative to the Forged and Cast Engineered Products (“FCEP”) segment operating income goal, nor the adjusted earnings per share (“EPS”) goal. Each of the named executive officers are also eligible to earn annual incentive awards based on personal performance.

This CD&A describes the design and 2021 compensation decisions for each of our named executive officers.  As described below, Ms. Hoover and Mr. Kenny each retired, effective December 31, 2021, and entered into agreements with us regarding their accelerated retirement, which impacted the amount paid to them in fiscal year 2021.  Please see “Retirement of Ms. Hoover” and “Retirement of Mr. Kenny” for a description of the compensation decisions made in connection with the accelerated retirements of Ms. Hoover and Mr. Kenny, respectively.

In addition, the portion of our 2019-2021 long-term incentive (“LTI”) program related to relative total shareholder Return (“rTSR”) was achieved.  The threshold for the PSU Return on Invested Capital (“ROIC”) portion of the 2019-2021 PSUs was not achieved, and as a result, that portion of the 2019-2021 PSU was forfeited.

KEY FEATURES OF OUR EXECUTIVE COMPENSATION PROGRAM

Our Compensation Committee (also referred to as the “Committee”) believes that our executive compensation program includes key features that align the interests of our named executive officers and the Corporation’s long-term strategic direction with the interests of our shareholders and is designed to avoid features that could misalign their interests.

KEY FEATURES

•     Align CEO Pay with Corporate Performance:

A significant portion of our CEO’s actual pay is tied to annual performance goals and long-term shareholder returns. A majority of long-term incentive awards granted during 2021 to our CEO were provided as PSUs.

•     Use Long-Term Incentives to Link a Significant Portion of Named Executive Officer Pay to Company Performance:

A significant portion of pay for our named executive officers is long-term incentives linked to Return on Invested Capital (“ROIC”) and relative total shareholder return (“rTSR”).

• Balance Short-Term and Long-Term Incentives: Our incentive programs provide an appropriate balance of annual and long-term incentives and include multiple measures of performance.

•     Use of Performance Metrics:

A significant portion of each executive’s annual pay is based on objective performance metrics. Our executive compensation program is designed so that a significant portion of compensation is “at-risk” based on corporate performance, as well as equity-based in order to align the interests of our executive officers and shareholders.

• Cap Incentive Awards: Annual incentive awards and PSUs include capped payouts (200% for annual incentives and 200% for PSUs).

•     Mitigate Excessive Risk-taking Behaviors by Named Executive Officers:

Our executive compensation program includes features that reduce the possibility of our named executive officers, either individually or as a group, making excessively risky business decisions that could maximize short-term results at the expense of long-term value, such as a cap on annual incentive awards

•     Authorize the Board to Claw Back Executive Compensation:

We have implemented a clawback policy applicable to executive officers pursuant to which, if the Corporation is required, because of fraud or negligence, to restate financial results for any restatement period in a manner that would have adversely affected the amount of the payout of any incentive compensation awards, the Committee has the right during the three-year period following the restatement period to review the matter and determine what, if any, repayment executives will be required to make.

•     Use of Independent Compensation Consultant:

In 2021, the Committee engaged Pay Governance LLC, a compensation consulting firm, to assist the Committee in fulfilling its responsibilities and duties. Pay Governance LLC does not provide any other services to the Corporation. The Committee utilizes executive sessions with Pay Governance LLC without management present to enhance governance.

•     Advice of Independent Compensation Consultant:

    The Committee is kept apprised of current trends in executive compensation by Pay Governance LLC, its independent compensation advisor, and regularly considers implementing appropriate changes to its executive compensation program.

•     Use of Peer Group:

The Compensation Committee periodically checks its compensation decisions against executive compensation at a peer group of companies comparable in terms of the primary scope metric of revenue and secondary scope metrics of market cap, assets and number of employees to ensure that our executive compensation program provides competitive compensation opportunities. The same peer group is used to determine our relative performance for vesting of a portion of PSU awards.

•     Multi-Year Vesting Periods:

The equity awards granted to our executive officers are earned over multi-year periods, consistent with current practice and our retention objectives. Our 2016 Omnibus Incentive Plan, as amended and restated, provides for a minimum vesting requirement of not less than one year for all award types.

•     No Section 280G Tax Gross-Up Rights:

We do not provide any Code Section 280G excise tax gross-up rights or any other significant tax gross-up rights to our executive officers other than for reasonable and customary relocation expenses.

•     No Option Repricing or Replacement without Shareholder Approval:

The Corporation’s 2016 Omnibus Incentive Plan prohibits “underwater” options from being repriced or replaced (either with new options or other equity awards), unless approved by our shareholders.

•     Tally Sheets:

In order to make well informed compensation decisions, the Committee reviews tally sheets that include each executive’s current and historical compensation amounts, stock ownership, and retirement amounts, as well as amounts owed by the Corporation upon various termination scenarios.

2021 COMPENSATION OBJECTIVES

The compensation paid or awarded to our named executive officers for 2021 was designed to meet the following objectives:

•

Provide compensation that is competitive with compensation for executive officers providing comparable services, taking into account the size of the Corporation, the nature of its business, and the location of its headquarters in order to attract and retain executive talent. We refer to this objective as “competitive compensation.”

•

Create a compensation structure under which a meaningful portion of total compensation is based on achievement of performance goals relating to the Corporation’s and the individuals’ performance and also to the enhancement of shareholder value. We refer to this objective as the “performance incentive.”

•	Provide an incentive for long-term continued employment with us. We refer to this objective as the “retention incentive.”

We believe various components of our 2021 compensation payments and awards meet the following objectives:

Type of Compensation	Objectives Addressed
Salary	Competitive Compensation
Incentive Bonus Plan Awards	Competitive Compensation Performance Incentives
Restricted Stock Units	Competitive Compensation Retention Incentives
Performance Stock Units	Competitive Compensation Performance Incentives Retention Incentives
Change in Control Severance Protection	Competitive Compensation Retention Incentives
Supplemental Executive Retirement Plan Benefits	Competitive Compensation Retention Incentives

In 2021, compensation decisions for our CEO were made by the Compensation Committee and approved by the independent members of the Board of Directors. Additionally, the Committee made recommendations to the Board of Directors with respect to director compensation. Finally, the Committee made compensation decisions, in consultation with the CEO, with respect to the compensation of the executive officers that report directly to the CEO, including both of the other named executive officers. In assessing competitive compensation, Pay Governance LLC, the Committee’s independent compensation consultant, prepares a competitive assessment of executive compensation on an annual basis. With the analysis provided by and the perspective of the consultant, the Committee makes determinations regarding executive compensation.

The Committee generally targets executive total target direct compensation opportunities at the 50th percentile of the peer group. Total target direct compensation is defined as the sum of base salary, target annual cash bonus and the target grant-date value of long-term incentive awards.

2021 COMPENSATION DECISIONS

Salaries

New salary levels for our named executive officers were established in March of 2021, and our CEO’s salary was further adjusted in August of 2021. Determinations by the Committee regarding salary adjustments are made based on a number of objective and subjective factors, including competitive market data, internal equity, the Corporation’s financial performance, and a qualitative analysis of each individual officer’s performance during the preceding year, taking into account such factors as leadership, commitment and execution of corporate initiatives and special projects assigned by the Board, the Board Chair, or the CEO. The Committee does not use a formula to calculate base salary adjustments for the CEO and other executive officers.  We also consider whether there has been any material change in an executive officer’s title, duties and responsibilities in the preceding year. Where an executive officer has assumed material additional duties, or has been promoted, an above-normal salary adjustment would typically be justified. Finally, in rare circumstances, we may decide to make a market adjustment in salaries if we determine that salary levels for one or more of our executive officers have fallen materially below levels that we consider appropriate in order to maintain a competitive compensation package and to discourage valued executives from leaving to pursue other opportunities. Salary adjustments for our CEO are reviewed and must be approved by the independent members of the Board of Directors, after a recommendation by the Compensation Committee. The Compensation Committee is solely responsible for determining all other executive officer compensation decisions.

Generally, the differences in the level of pay between the named executive officers is the result of the determination by the Committee or by the CEO, over time, regarding the level of responsibility, function, experience, and length of service that each of the officers possess.

The base salary determinations for each named executive officer in 2021 were as follows:

Name	2021 Base Pre-Adjustment Salary ($)	2021 Base Adjusted Salary ($) (1)	Percentage Increase
J. Brett McBrayer	600,000	643,000	7.2%
Rose Hoover	400,000	420,000	5.0%
Terrence W. Kenny	366,250	370,000	1.0%
(1)	Reflects final base adjusted salary after giving effect to all adjustments in 2021.

Annual Incentive Plan

The annual incentive bonus plan is designed to incentivize performance in three categories: (i) business performance in our operating segments, (ii) earnings per share for the Corporation, and (iii) personal performance. The annual incentive bonus plan award for 2021 for each named executive officer was determined using the following formula:

Target Annual Performance	X	35% Weighting	X	Business Segment Performance Achievement	=	Business Performance Portion of Annual Incentive
+
Target Annual Performance	X	35% Weighting	X	Corporate EPS	=	Corporate EPS Portion of Annual Incentive
+
Target Annual Performance	X	30% Weighting	X	Personal Goal Achievement to Improve Their Area of Responsibility	=	Personal Performance Portion of Annual Incentive
_______________________
Annual Incentive Award

Threshold, target and maximum levels were set for the performance goals, such that no amount would be paid for performance below threshold, 50% of target would be paid for performance at threshold, and no more than 200% of target would be paid for performance at or above maximum.  In addition, if the threshold level of Earnings Per Share (“EPS”) is not achieved, payouts for the achievement of personal goals are capped at the target level to emphasize financial stewardship.

Adjustments to Reported Financial Results.The Committee reviews our financial performance following the end of the year and retains the authority to adjust our reported financial results for items causing significant differences from assumptions contained in our business plan. The Committee has adopted a set of guidelines to help it evaluate potential adjustments.  These guidelines are intended to better reflect executives’ line-of-sight and ability to affect performance results, avoid artificial inflation or deflation of awards due to unusual or non-recurring items and emphasize long-term and sustainable growth. Adjustments for 2020 annual incentive primarily included asbestos-related costs in excess of plan and certain restructuring costs pursuant to reorganization-related activities. While the Committee was mindful of the impacts of the COVID-19 pandemic and various pandemic mitigations on the business, there was no need to make changes to the threshold, target or maximum levels of the 2021 approved annual incentive plan.

Business Performance Goals (Weighted 35%). The business performance portion of the annual incentive was based on goals related to the income from operations achieved by the two business segments of the Corporation, the FCEP segment (weighted at 25%) and the Air and Liquid Processing segment (weighted at 10%), as compared to the segments’ business plans for 2021. We weighted the FCEP segment more heavily since it is larger than the Air and Liquid Processing segment, as determined based on revenue. Income from operations was chosen by the Compensation Committee in the belief that it is the most accurate objective measure of business performance. The Committee eliminates most charges or windfalls which are generally beyond the control of the executives and adjusts actual and planned income to allow for the exclusion, for example, of cost changes related to asbestos litigation, adjustments for acquisitions or divestitures, changes in accounting standards, and other similar charges.

Business Segment Operating Income Goals for 2021 (in $000’s)
FCEP segment (25% weight)	Air and Liquid Processing segment (10% weight)	Performance Achievement Level	Payout Percentage (of Target Award)
Less than 4,500	Less than 8,600	Below Threshold	0%
4,500	8,600	Threshold	50%
7,300	10,100	Target	100%
11,500	10,600	Maximum	200%

Corporate EPS (Weighted 35%).  The Corporate EPS portion of the annual incentive was based on the 2021 earnings per share of the Corporation.  For this purpose, “EPS” means the Corporation’s net income per common share (basic) adjusted as determined by the Committee to exclude the effect of certain items, such as asset write-downs or impairment charges, restructuring-related costs, litigation or claim costs, judgments or settlements, including asbestos claims and defense costs; and the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results..

The following table shows the EPS portion of the design.

Corporate EPS Performance Goals

Achievement	2021 EPS Goals	Payout Percentage (of target award)
Below Threshold		0%
Threshold	$0.00	50%
Target	$0.36	100%
Maximum	$0.62	200%

Personal Performance Goals (Weighted 30%). The Compensation Committee recommended, and the Board approved, personal performance goals for each of the named executive officers. The Compensation Committee ultimately exercises informed judgment in determining the degree to which individual performance goals are achieved.

Target Annual Incentive Awards. Target annual incentive awards were established by the Compensation Committee as a percentage of base salary for each named executive officer, intending to provide a competitive bonus opportunity aligned to the named executive officer’s role, responsibilities and historic pay, as follows:

Name	Target Annual Incentive As % of Base Salary	Target Annual Incentive Amount
J. Brett McBrayer	100%	$643,000
Rose Hoover	55%	$231,000
Terrence W. Kenny	50%	$185,000

2021 Annual Incentive Award Decisions Based on Performance. Our named executive officers achieved the following results under the annual incentive bonus plan:

•

Business Performance Portion: The FCEP segment had operating income for 2021 which did not exceed the threshold level of performance for that business segment, resulting in no payout for that portion of the 2021 annual incentive award for the named executive officers. The Air and Liquid Processing segment’s operating income, as adjusted, was between target and maximum level of performance, resulting in the payment above target for that portion of the 2021 annual incentive award for the named executive officers.

•	Corporate EPS: The Corporation’s 2021 EPS was below threshold, resulting in no payout.
•	Personal Performance Goals: Lastly, the named executive officers earned varying levels of payouts based on their personal performance in 2021 against previously determined goals.

In the first quarter of 2021, the Committee also approved the strategic objectives set for each named executive officer and the associated payout levels for fiscal 2021.  Participants had the ability to earn between 50% and 200% of the target amount based on the overall achievement of the applicable 2021 strategic objectives set for each participant.  Since the threshold level of EPS was not achieved, each executive officer’s strategic objectives were capped at target. The strategic objectives approved by the Committee for each of the named executive officers and the related performance categories, were as follows:

Name	Performance Categories	Objective
J. Brett McBrayer	Strategic Plan Update	Identify opportunities for improved performance through strategic review of operations, customer base, new markets, and products
Achieved attainment was between target and maximum but capped at 100% due to not achieving EPS threshold.	Strategic Initiatives/Restructuring Analysis	Evaluate strategic restructuring options to maximize market value and improve shareholder return
Rose Hoover	Strategic Initiatives/ Profit Improvement	Manage our long-term liability obligations to reduce cost without adding additional risk
See “Executive Officer Retirements in 2021” for a description of Ms. Hoover’s compensation decisions under the annual incentive bonus plan.	Strategic Initiatives/ESG Recognition	Evaluate and develop path forward for Corporate ESG reporting
Terrence W. Kenny	Strategic Initiatives/Restructuring Analysis	Evaluate strategic restructuring options to maximize market value and improve shareholder return
See “Executive Officer Retirements in 2021” for a description of Mr. Kenny’s compensation decisions under the annual incentive bonus plan.	Strategic Initiatives/Safety	Introduce and implement safety assessment and education programs

The Compensation Committee approved the following annual incentive awards for the named executive officers for 2021, which are included in the Summary Compensation Table for 2021 under “Non-Equity Incentive Plan Compensation”:

Name	Target Annual Incentive Award	Business Performance Portion Achieved (70% weighting)	+	Personal Performance Portion Achieved (30% weighting)	=	Actual Annual Incentive Award
J. Brett McBrayer	$643,000	$39,830		$192,900		$232,730
Rose Hoover (1)
Terrence W. Kenny (1)

(1) See “Executive Officer Retirements in 2021” for a description of compensation decisions under the annual incentive bonus plan for Ms. Hoover and Mr. Kenny, respectively.

For each of the Annual Performance components of the annual incentive award, results between threshold and target or between target and maximum are interpolated on a straight-line basis.

Long-Term Incentive Plan

The Corporation has adopted the 2016 Omnibus Incentive Plan under which the Compensation Committee may grant the named executive officers and other key employees a variety of types of equity-based awards. The Committee believes that annual grants of equity-based awards serve the purpose of aligning the interests of our named executive officers with the interests of our shareholders. Vesting conditions for equity-based awards also encourage executive retention. Before 2015, the Corporation had the practice of making annual grants of stock options. Since 2015, the Compensation Committee has not granted stock options and instead follows a practice of granting long-term incentive awards in the form of annual grants of PSUs (vesting based on performance over a three-year performance period)

and RSUs (vesting based on continued employment at the time of each vesting anniversary). The Committee believes the current mix of equity incentive awards further ties pay to our Corporation’s performance while also aligning interests with our Corporation’s long-term shareholders and encouraging retention.

Target Award Amounts. The Compensation Committee sets a target dollar amount for the value of long-term incentive awards granted each year, intending to provide a competitive long-term incentive award opportunity aligned to the named executive officer’s role, responsibilities and historic pay. Those target amounts for 2021 were as follows:

Name	Target Long-Term Incentive As % of Base Salary (1)	Target Long-Term Incentive Amount
J. Brett McBrayer	150%	$937,500
Rose Hoover	80%	$336,000
Terrence W. Kenny	70%	$259,000
(1)	Based on the base salary at the time long-term incentive awards were granted.

Whether the named executive officers realize these target amounts depends on our financial results and stock price performance and the executive’s continued employment with us.

Mix of Awards: PSUs and RSUs. In 2021, the Compensation Committee made a determination that the long-term incentive awards for the named executive officers should be provided in a balanced mix of RSUs, weighted 33%, and PSUs, weighted 67% in order to correct the mix of performance incentives and retentive incentives.  This weighting, and the performance requirements for PSUs discussed below, is intended to further align the compensation realized by our named executive officers over time with the Corporation’s performance. The PSUs, to the extent earned based on performance, do not vest until the anniversary of the grant date following the end of the performance period, and the RSUs vest in three equal annual installments starting on the first anniversary of the grant date, to further encourage executive retention. Consistent with past practice, the grants are made on or about the same date as our annual meeting of shareholders for each year.

Performance Design for PSUs. PSUs become earned based on the Corporation’s performance over a three-year performance period, from 2021 to 2023. The Compensation Committee determined that the performance vesting conditions should be based on a mix of our performance against annually determined goals regarding ROIC, weighted 34% of the total long-term incentive award opportunity (including the RSUs), and our rTSR as compared against a peer group over the performance period, weighted 33% of the total long-term incentive award opportunity (including the RSUs). The ROIC (calculated as net income divided by the sum of average total debt and shareholders’ equity) performance is subject to certain adjustments for mergers and acquisitions, restructurings, foreign exchange fluctuations and accounting changes, among other items, which the Committee deems appropriate. rTSR performance ensures that compensation results are tied to our relative performance against our peers. For the 2019 and 2020 performance plans, PSU target ranges for ROIC were based on the final year ROIC of the respective performance periods. For the 2021 performance plan, the ROIC target range was based on a 3-year average ROIC over the performance period.

The following table shows the ROIC design:

ROIC Performance Goals

(34% of Total Long-Term Incentive Award Opportunity)

Achievement	% of ROIC Portion Target Earned
Below Threshold	0%
Threshold	50%
Target	100%
Maximum	200%

The following table shows the rTSR design. rTSR includes cumulative cash dividends (without interest) declared during the performance period. To guard against stock price volatility, the beginning and ending stock prices for determining rTSR are based on an eleven-trading day average using the closing price on the applicable date +/- 5 trading days.

rTSR Performance Goals

(33% of Total Long-Term Incentive Award Opportunity)

Achievement	rTSR Percentile Rank	% of rTSR Portion Target Earned
Below Threshold	Below 25th percentile	0%
Threshold	25th percentile	50%
Target	50th percentile	100%
Maximum	75th percentile and above	200%

The peer companies for this purpose selected by the Compensation Committee are the same as used by the Committee to view the competitiveness of our executive compensation program, as discussed further below.

For each of the ROIC and rTSR performance goals, results between threshold and target or between target and maximum are interpolated on a straight-line basis.

2021 Results for PSUs.  The rTSR for the 2018-2020 PSUs was achieved at 177.2% of the target goal resulting in PSUs related to rTSR being earned by participants in the 2019 LTI program. ROIC performed below the 25th percentile and as a result that portion of the 2019-2021 PSUs was forfeited.

Executive Officer Retirements in 2021

On December 31, 2021, Ms. Hoover and Mr. Kenny retired as executive officers of the Corporation. In connection with their accelerated retirements, we entered into agreements with each of Ms. Hoover and Mr. Kenny, which are summarized as follows:

Retirement of Ms. Hoover. In connection with Ms. Hoover’s accelerated retirement, Ms. Hoover and the Corporation entered into a Retirement and Consulting Agreement (the “Hoover Retirement Agreement”) on October 21, 2021. In addition to any other benefits Ms. Hoover is entitled to in connection with her retirement, as consideration for Ms. Hoover to execute a general release of claims, the Compensation Committee of the Board of Directors agreed to provide Ms. Hoover with the following on her retirement date (less applicable payroll deductions and withholding): (i) $175,000, equal to five months of salary at her current base rate; (ii) $40,400, equal to five weeks of vacation pay; (iii) $231,000 pursuant to her 2021 short term incentive plan award, assuming target level performance; (iv) accelerated vesting of the unvested portion of the restricted stock units and unvested performance share units granted in 2019, 2020, and 2021; and (v) $5,000 for health care costs for five months.

Under the terms of the Hoover Retirement Agreement, Ms. Hoover will also provide the Corporation with consulting services at the rate of two hundred fifty dollars ($250) per hour for up to 40 hours each month. In addition, Ms. Hoover will be entitled to personal use of Corporation-provided technology, continued use or right to purchase a Corporation-provided automobile, and certain other expenses incidental to Ms. Hoover’s services. The Hoover Retirement Agreement terminates on December 31, 2024, unless earlier terminated pursuant to the Hoover Retirement Agreement or extended by mutual agreement of the parties (the “Consulting Period”).

Retirement of Mr. Kenny. In connection with Mr. Kenny’s accelerated retirement, Mr. Kenny and the Company entered into a Retirement Agreement (the “Kenny Retirement Agreement” and together with the Hoover Retirement Agreement, “the Retirement Agreements”) on October 21, 2021. In addition to any other benefits Mr. Kenny is entitled to in connection with his retirement, as consideration for Mr. Kenny to execute a general release of claims, the Compensation Committee of the Board of Directors agreed to provide Mr. Kenny with the following on his retirement date (less applicable payroll deductions and withholding): (i) $154,167, equal to five months of salary at his current base rate; (ii) $35,600, equal to five weeks of vacation pay; (iii) $185,000 pursuant to his 2021 short term incentive plan award, assuming target level performance; (iv) accelerated vesting of 9,953 unvested restricted stock units, 13,400 Unvested performance share units; and (v) $8,800 for health care expenses.

Executive Officer Stock Ownership Guidelines

We have a long-standing approach of compensating executive officers in part with stock awards and encouraging retention of stock acquired through such awards or by market purchases. We believe retention of stock creates a long-term perspective and aligns the interests of our executive officers with those of our shareholders

In 2020, the Board of Directors, upon recommendation of the Compensation Committee, adopted new Stock Ownership Policy Guidelines requiring, among other things, (i) the CEO to hold stock at a target level of three times his base salary; and (ii) other Executive Officers to hold stock at a target level of one times their base salaries.

Rather than a period of time requirement for achieving compliance with the guidelines, directors and officers are not permitted to sell or transfer more that 50% of any Corporation-granted shares until their guideline ownership levels have been met. The Compensation Committee reviews progress to ownership levels on an annual basis.

As CEO of the company, Mr. McBrayer is required to hold stock valued at three times his base salary, or $1,929,000 in 2021. As of March 9, 2022, based on the closing price of our Common Stock on NYSE on that date, Mr. McBrayer held stock valued at $1,396,727, which includes unvested restricted stock units and performance share units. As Ms. Hoover and Mr. Kenny retired as of December 31, 2021, they are no longer subject to the stock ownership guidelines.

OTHER COMPENSATION PRACTICES AND POLICIES

See “Key Features of Our Executive Compensation Program” above for a summary of a number of key policies and practices designed to result in a balanced executive compensation program that encourages appropriate, and not excessive, levels of risk taking by our named executive officers. Below are certain additional policies and practices regarding our program:

Use of Peer Companies

The Compensation Committee periodically checks its compensation decisions against executive compensation at a peer group of companies comparable in terms of the primary scope metric of revenue and secondary scope metrics of market cap, assets and number of employees to ensure that our executive compensation program provides competitive compensation opportunities for our named executive officers. The Committee uses this information for general context on executive compensation practices and levels in the market and does not have a formal policy to benchmark compensation mix or levels for the named executive officers to a specified competitive level against these peers.

The Committee most recently considered the appropriate peer companies in 2021. At that time, the Committee approved a list of 20 peer manufacturing companies, taking into account size and complexity of the business of these peer companies based on revenue, total assets and market cap. At the time established, the Corporation’s size approximated the median size of the peer companies in revenues, was above the median in assets and below median in market cap. The peer company list approved in 2021 is as follows:

Badger Meter Inc. Chase Corporation DMC Global Inc. Douglas Dynamics, Inc. FreightCar America, Inc. Gorman-Rupp Co.	Haynes International, Inc. Hurco Companies Inc. Insteel Industries, Inc. Kadant Inc. LB Foster Company Lindsay Corporation Lydall, Inc.	Manitex International, Inc. NN Inc. Northwest Pipe Company Synalloy Corporation Thermon Group Holdings, Inc. Twin Disc, Incorporated Universal Stainless & Alloy Products Inc.

Ongoing and Post-Employment Agreements

In 2018, the Board of Directors adopted the Ampco-Pittsburgh Corporation Executive Severance Plan (the “Executive Severance Plan”) for key executive officers of the Corporation other than the CEO (whose severance benefits were addressed in his offer letter). The Executive Severance Plan expired on its terms in 2020 and was not renewed. We also have a legacy supplemental executive retirement plan that enables certain of our named executive officers to accrue retirement benefits as the executive continues to work for us, as well as change in control agreements that could provide severance benefits upon a change in control. These plans and agreements are designed to be a part of a competitive compensation package. The plans and agreements described below do not include plans that are generally available to all of our salaried employees:

•

Supplemental Executive Retirement Plan (“SERP”) — We maintain a SERP, which is a nonqualified deferred compensation plan that provides benefits for executives in excess of the benefits that may be provided under our tax qualified defined benefit retirement plan as a result of limits imposed by the Internal Revenue Code. The SERP also provides additional payment rights and benefits in the event of a change in control. The only named executive officers who participate in the SERP are Ms. Rose Hoover and Mr. Terrence Kenny.  The SERP is described under “Retirement Benefits” below.

•

Change in Control Agreements — We have change in control agreements with respect to each of our executive officers so that our executive officers remain focused on the interests of the Corporation and the shareholders, rather than their personal circumstances, in the context of a potential change in control. Our agreements with executive officers provide for payments and other benefits only if we terminate an executive officer’s employment without cause or if the executive officer terminates employment for “good reason” within 24 months following a change in control. The Change in Control agreements are described under “Potential Payments Upon Termination or Change in Control” below.

Tax Considerations

Internal Revenue Code Section 162(m) limits the deductibility of compensation in excess of $1 million paid to anyone named executive officer in any calendar year. Under the tax rules in effect before 2018, compensation that qualified as “performance-based” under Section 162(m) was deductible without regard to this $1 million limit. However, the Tax Cuts and Jobs Act, which was signed into law December 22, 2017, eliminated this performance-based compensation exception effective January 1, 2018, subject to a special rule that “grandfathers” certain awards and arrangements that were in effect on or before November 2, 2017. As a result, compensation that the Compensation Committee structured in 2017 and prior years with the intent of qualifying as performance-based compensation under Section 162(m) that is paid on or after January 1, 2018 may not be fully deductible, depending on the application of the special grandfather rules. Moreover, from and after January 1, 2018, compensation awarded in excess of $1 million to our named executive officers generally will not be deductible. Given our current compensation levels, the potential impact of Section 162(m) has not been a material consideration for the Committee. While the Tax Cuts and Jobs Act may limit the deductibility of compensation paid to the named executive officers in the future, the Committee will—consistent with its past practice—design compensation programs that are in the best long-term interests of the Corporation and our shareholders, with deductibility of compensation being one of a variety of considerations taken into account.

SUMMARY COMPENSATION TABLE

Summary compensation information for our named executive officers for 2021 is set forth in the following table:

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position	Year ($)	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)(2)	Total ($)
PEO—J. Brett McBrayer	2021	632,250	0	937,510	232,727	0	27,582	1,830,069
Chief Executive Officer (as of July 1, 2018-Present)	2020	600,000	0	393,514	806,887	0	36,600	1,837,001

Rose Hoover,	2021	415,000	0	321,914	-	0	459,371	1,196,285
President and Chief	2020	396,506	0	163,966	325,381	0	12,948	898,801
Administrative Officer

Terrence W. Kenny	2021	366,250	0	278,298	-	0	402,007	1,046,555
President of Air & Liquid								-
Systems Corporation

(1)

The values set forth in this column represent the aggregate grant date fair value of awards of RSUs and PSUs pursuant to our 2016 Omnibus Incentive Plan, consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB Accounting Standards Codification (“ASC”) Topic 718, excluding the effect of estimated forfeitures. With respect to awards made in 2021, a portion of the PSUs (up to 34% of the total target long-term incentive awards) becomes earned at the end of a three-year period, based on the Corporation’s average ROIC from 2021 to 2023, and the remaining portion (up to 33% of the total target long-term incentive awards) becomes earned based on our rTSR over the three-year performance period. The remaining 33% of the target long-term incentive awards is attributable to RSUs. For the 2021 ROIC portion of the PSUs, the grant date fair value was calculated based on an assumed probable outcome of target performance.  Had the grant date fair value for this portion of the PSUs been based on assumed maximum level of performance (i.e., at 200% of target), the 2021 grant date fair values would have been the following: $637,507 for Mr. McBrayer; $228,486 for Ms. Hoover; and $176,126 for Mr. Kenny. For the rTSR portion of the PSUs, the grant date fair value was calculated using the Monte Carlo methodology. Had the grant date fair value for this portion of the PSUs been based on assumed maximum level of performance (i.e., at 200% of target), the grant date fair values for that portion of the PSUs in the table for 2021 would have been the following: $618,752 for Mr. McBrayer; $221,761 for Ms. Hoover, and $170,948 for Mr. Kenny. The amounts set forth for Ms. Hoover and Mr. Kenny in the column above reflect the acceleration of awards pursuant to their respective Retirement Agreements in accordance with ASC Topic 718. The assumptions made in calculating the grant date fair values are set forth in Note 17 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021. For additional information on the PSUs, see “Long-Term Incentive Awards” discussion under the Executive Compensation Overview.

(2)

Represents company contributions to the 401(k) Plan, club memberships, personal use of a company provided-automobile, reimbursement for tax preparation and financial consulting services, and certain amounts paid pursuant to the Retirement Agreements. Included in “All Other Compensation” are the following amounts:

Name	Company Contribution to 401(k) Plan ($)	Amounts Pursuant to Retirement Agreement ($) (a)	Other ($)
J. Brett McBrayer	19,950		7,632
Rose Hoover		451,400	8,331
Terrence W. Kenny		395,638	6,369
(a)

See “Retirement of Ms. Hoover” for the description of the amounts paid to Ms. Hoover pursuant to her retirement agreement. See “Retirement of Mr. Kenny” for the description of the amounts paid to Mr. Kenny pursuant to his retirement agreement.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table summarizes certain information regarding outstanding equity awards at fiscal year-end:

	Option Awards				Stock Awards
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price($)	Option Expiration Date	Number of shares or units of stock that have not vested(#)(1)	Market value of shares or units of stock that have not vested($)(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested(#)(3)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested($)(4)
J. Brett McBrayer					86,900	434,500	80,794	403,970
Rose Hoover (5)	11,500	0	17.67/share	5/3/2022	—	—	—	—
	11,500	0	17.16/share	5/2/2023
	11,500	0	20.00/share	4/29/2024
Terrence W. Kenny (6)	11,500	0	17.67/share	5/3/2022	—	—	—	—
	11,500	0	17.16/share	5/2/2023
	11,500	0	20.00/share	4/29/2024

(1)

The amounts shown in this column reflect the aggregate number of unvested RSUs granted on May 9, 2019, May 7, 2020 and May 13, 2021. These unvested RSUs vest in three equal annual installments beginning May 9, 2020, May 7, 2021 and May 13, 2022, respectively, as summarized below.

Name	Grant Date	# of Unvested Shares	Vesting Date
J. Brett McBrayer	5/9/2019	10,372	5/9/2022
	5/7/2020	11,314	5/7/2022
	5/7/2020	11,315	5/7/2023
	5/13/2021	17,966	5/13/2022
	5/13/2021	17,966	5/13/2023
	5/13/2021	17,967	5/13/2024

(2)

The amounts shown in this column represent the market value of these stock awards based on a closing market price of $5.00 per share as of the close of trading on December 31, 2020 (the last trading day of our fiscal year).

(3)

The amounts shown in this column include the rTSR and ROIC portions of the PSUs awarded in 2020 and 2021 that remain subject to future performance. For purposes of determining the amounts shown in this column, we assumed achievement of threshold performance goals. The actual number may be more or less depending on the company’s performance during the applicable three-year performance period. If maximum level of performance is achieved, the number of shares that will vest will be 323,172 for Mr. McBrayer. All PSUs are scheduled to vest as summarized below:

Name	Grant Date	# of Unvested Shares	Vesting Date	Total(#)
J. Brett McBrayer
	5/7/2020	34,458	5/7/2023
	5/13/2021	46,336	5/13/2024
				80,794

For PSUs awarded in 2019, the rTSR performance of the Corporation for the 2019-2021 performance period was between target and maximum performance and thus an amount of shares between target and maximum were earned. The ROIC performance of the Corporation for the 2019-2021 performance period was below the threshold value, so no stock will be issued at vesting date (May 9, 2022) with respect to the 2019 awards. Notwithstanding the foregoing, pursuant to the Retirement Agreement, 88,252 shares of Common Stock subject to vesting subject to Ms. Hoover’s PSUs awarded in 2019 was accelerated upon her retirement.

(4)

The amounts shown in this column represent the value of the rTSR and ROIC portion of the unvested PSUs based on the closing market price of our Common Stock, or $5.00, as of the close of trading on December 31, 2021. If maximum level of performance is achieved, the value of shares that will vest will be $1,615,860 for Mr. McBrayer.

(5)

Pursuant to the Retirement Agreement, upon Ms. Hoover’s retirement she received accelerated vesting of 33,068 unvested shares of Common Stock subject to outstanding RSUs and accelerated vesting of 88,252 unvested shares of Common Stock subject to outstanding PSUs.

(6)

Pursuant to the Retirement Agreement, upon Mr. Kenny’s retirement he received accelerated vesting of 9,953 unvested shares of Common Stock subject to outstanding RSUs and accelerated vesting of 13,400 unvested shares of Common Stock subject to outstanding PSUs.

RETIREMENT BENEFITS

The Corporation also maintains a tax-qualified defined benefit pension plan (the “Pension Plan”) that covers substantially all regular employees who were employed prior to June 30, 2015, the date on which benefit accruals under the Pension Plan were frozen. Ms. Hoover and Mr. Kenny are entitled to coverage under the Pension Plan. None of the other named executive officers are covered under the Pension Plan since their employment with the Corporation began after June 30, 2015.

As noted above, the Corporation also maintains a SERP for certain of its current and former executives; that plan provides retirement benefits after completion of ten years of service and attainment of age 55. Ms. Hoover is the only named executive officer who is a participant in the SERP. The combined retirement benefit at age 65 or older provided by the Pension Plan and the SERP is 50% of the highest consecutive five-year average earnings in the final ten years of service. Earnings for this purpose generally include all cash compensation, including base salary and annual incentive awards, but excludes certain extra compensation such as compensation from the exercise of stock options. Participants are eligible for reduced benefits for early retirement at age 55. A benefit equal to 50% of the benefit otherwise payable at age 65 is paid to the surviving spouse of any participant who has had at least five years of service, commencing on the later of the month following the participant’s death or the month the participant would have reached age 55. In addition, there is an offset for pensions from other companies.

POTENTIAL PAYMENTS UPON TERMINATION, RESIGNATION OR CHANGE IN CONTROL

Change in Control Agreements and SERP

Each of the named executive officers is party to a change in control agreement with the Corporation.  Per the terms of change in control agreements, the named executive officer would be entitled to receive (i) three times the sum of annual salary and bonus paid for the prior year, (ii) continuation of employee benefits for two years (three years for Mr. McBrayer), (iii) cash payment in cancellation of outstanding stock options equal to the spread (if any) based on the greater of the stock price at termination and the price received in the change in control and the exercise price, (iv) accelerated vesting of unvested restricted stock units, and (v) the right to purchase the leased car used by the covered individual at the Corporation’s then book value (this feature is only applicable to Ms. Hoover and Mr. Kenny).

Ms. Hoover and Mr. Kenny are the only executive officers covered by the SERP.  Per the terms of the SERP, in the event a change in control occurs and, within 24 months after the change in control a named executive officer’s employment is terminated by the Corporation without cause or by the executive for good reason, Ms. Hoover’s and Mr. Kenny’s benefits under the plan would become vested and payable in a lump sum.

The Corporation does not provide any tax gross-up payments under these agreements related to excise taxes under Internal Revenue Code Section 280G and 4999, or otherwise. Instead, the agreements provide for a cutback in benefits to avoid triggering such excise taxes, unless the named executive officer would receive a greater after-tax amount without such cutback.

A “change in control” occurs for purposes of the change in control agreements and the SERP:

•	If a person, other than persons currently in control, becomes an owner, directly or indirectly, of 50% or more of the combined voting power of the Corporation’s outstanding voting securities;
•

If for two consecutive years there ceases to be a majority on the Board of individuals who at the beginning of the period were Board members, other than a new director whose election was approved by a vote of 2/3 of directors then still in office who were directors at beginning of the period or whose election or nomination for election was previously approved;

•

If the shareholders approve a merger or consolidation in which the Corporation’s Common Stock is converted into shares of another corporation or cash or other property or the Corporation’s Common Stock is not converted but 40% of the surviving corporation in the merger is owned by shareholders other than those who owned the Corporation’s Common Stock prior to merger;

•	If there occurs any transaction which results in the Corporation’s Common Stock no longer being publicly traded; or
•	If the shareholders of the Corporation approve a plan of complete liquidation or agreement for sale or disposition of substantially all assets followed by distribution of proceeds to shareholders.

A termination for “cause” occurs in each of the following cases:

•

willful and continued failure to substantially perform duties (other than due to disability) consistent with the named executive officer’s position with the Corporation (subject to notice and cure provisions);

•	willful engagement in conduct that is demonstrably and materially injurious to the Corporation; or
•	the named executive officer’s conviction of a felony, or conviction of a misdemeanor involving assets of the Corporation.

A named executive officer may claim “good reason” for termination in the following events, subject to certain notice requirements and an opportunity for the Corporation to cure:

•	a reduction in scope of duties and authority or adverse change in reporting relationship;
•	a reduction in base salary or bonus (unless similar reductions in bonuses are made for all executives);
•	relocation of the executive by the Corporation greater than 25 miles;

•

the failure by the Corporation to continue in effect any of the Corporation’s employee benefit plans, policies, practices in which the named executive officer participated before the change in control; or

•	failure to cause the change in control agreement to be assumed by the Corporation’s successor.

2016 Omnibus Incentive Plan

Under the terms of the 2016 Omnibus Incentive Plan, the 2017 through 2020 RSUs and PSUs include special vesting provisions in case of termination of employment due to a change in control. In that case, RSUs become fully vested and PSUs become vested as follows: (A) for the rTSR and ROIC portions of the PSUs, a prorated number of the PSUs will become immediately earned and vested as of the date of such termination assuming target performance and based on the portion of the performance period completed through the date of such termination; (B) for any performance-adjusted PSUs related to the EPS portion for any previously completed year in the performance period, such performance-adjusted PSUs will become immediately earned and vested as of the date of such termination; and (C) for the one-third portion of the EPS portion being earned for the year of such termination, a prorated number of such PSUs shall become immediately earned and vested as of the date of such termination assuming target performance and based on the portion of the applicable year completed through the date of such termination.

Under the Amended and Restated 2016 Omnibus Incentive Plan, a “change in control” occurs:

•	If a person, other than persons currently in control, becomes an owner, directly or indirectly, of 50% or more of the combined voting power of the Corporation’s outstanding voting securities;
•

If any election has occurred of persons to the Board that causes fewer than two-thirds of the Board to consist of persons other than (i) persons who were members of the Board on the effective date of the 2016 Omnibus Incentive Plan and (ii) persons who were nominated for elections as members of the Board at a time when two-thirds of the Board consisted of persons who were members of the Board on that effective date;

•

Upon consummation (i.e., closing) of a reorganization, merger or consolidation involving the Corporation, unless, following such reorganization, merger or consolidation, the owners of the Corporation before the transaction own more than 75% of the resulting entity;

•	Upon consummation (i.e., closing) of a sale of substantially all of the Corporation’s assets, unless the owners of the Corporation before the transaction own more than 75% of the purchaser; or
•	If there is a complete liquidation or dissolution of the Corporation.

REPORT OF THE COMPENSATION COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Corporation’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate other Corporation filings, including this Proxy Statement, the following Report of the Compensation Committee does not constitute soliciting material and shall not be incorporated by reference into any such filings.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on this review and discussion, it has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE

Elizabeth A. Fessenden (Chair)
William K. Lieberman
Stephen E. Paul

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Corporation’s policies and procedures for reviewing, approving and ratifying transactions with related persons are set forth in the Corporation’s Corporate Governance Guidelines, which are available on the Corporation’s website at www.ampcopittsburgh.com. Under these policies and procedures, the Corporation’s management is responsible for determining whether a particular transaction should be referred to the Nominating and Governance Committee for consideration. The Nominating and Governance Committee then determines whether to approve, ratify, revise the terms of, reject the transaction or refer the transaction to the full Board or another appropriate committee of the Board for approval or ratification. The policy and procedures apply to transactions involving an amount in excess of $120,000 in which a related person has a direct or indirect material interest. There were no such transactions since January 1, 2020. The policy and procedures generally do not apply to employment matters (except employment of an executive officer who is an immediate family member of another executive officer), director compensation, commercial transactions in the ordinary course of business under ordinary business terms, charitable contributions, transactions such as payment of dividends where all shareholders receive the same proportional benefits and transactions involving competitive bids.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited financial statements included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2021, with management and discussed those matters required to be discussed under Public Company Accounting Oversight Board (“PCAOB”) standards with BDO USA, LLP (“BDO”).

The Audit Committee has received the written disclosures and the letter from BDO required by applicable requirements of the PCAOB regarding BDO’s communications with the audit committee concerning independence and has discussed with BDO its independence.

Based on the review and discussions referred to in the preceding paragraphs, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

The following table summarizes the aggregate fees billed to the Corporation by BDO in 2020 and 2021:

	2021	2020
Audit fees (a)	$546,612	$589,488
Audit-related fees (b)	8,144	50,000
Tax fees	—	—
All other fees	—	—
Total	$554,756	$639,488

(a)

Fees for audit services primarily related to the audit of (1) the Corporation’s annual consolidated financial statements and (2) statutory financial statements for the Corporation’s foreign subsidiaries.

(b)	Fees for audit-related services related to attest services not required by statute or regulation for 2021 and accounting consultations and internal control review for 2020.

In considering the nature of the services provided by our independent auditors, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with our independent auditors and the Corporation’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC. All services provided by our independent auditors and reflected in the table above were approved by the Audit Committee in accordance with the policy described below.

The Audit Committee has adopted a Policy for Approval of Audit and Non-Audit Services (the “Policy”) provided by the Corporation’s independent auditor. According to the Policy, the Corporation’s independent auditor may not provide the following services to the Corporation:

•

maintain or prepare the Corporation’s accounting records or prepare the Corporation’s financial statements that are either filed with the SEC or form the basis of financial statements filed with the SEC;

•

provide appraisal or valuation services when it is reasonably likely that the results of any valuation or appraisal would be material to the Corporation’s financial statements or where the independent auditor would audit the results;

•	provide certain management or human resource functions;
•	serve as a broker-dealer, promoter or underwriter of the Corporation’s securities;
•	provide any service in which the person providing the service must be admitted to practice before the courts of a U.S. jurisdiction;
•	provide any internal audit services relating to accounting controls, financial systems, or financial statements; or
•

design or implement a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Corporation’s financial statements, taken as a whole.

In addition, in connection with its adoption of the Policy, the Audit Committee pre-approved certain audit-related and other non-prohibited services. Any services not prohibited or pre-approved by the Policy must be pre-approved by the Audit Committee in accordance with the Policy. The Policy is reviewed and approved annually by the Board of Directors.

AUDIT COMMITTEE Carl H. Pforzheimer, III (Chair)
Michael I. German
Terry L. Dunlap

RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022
(Proposal 3)

The Audit Committee, comprised of independent members of the Board of Directors, appointed BDO USA, LLP (“BDO”) as the Corporation’s independent registered public accounting firm for 2020. Shareholder ratification of the selection of BDO as the Corporation’s independent registered public accounting firm is not required by the Corporation’s Amended and Restated Articles of Incorporation or Amended and Restated By-laws. The Corporation is submitting the selection of BDO to the shareholders for ratification because the Board of Directors considers it to be the best practice in corporate governance to do so. Even if the shareholders ratify the Audit Committee’s appointment of independent accountants, the Audit Committee in its discretion may change the appointment at any time if it determines that such change would be in the best interests of the Corporation and its shareholders. If the shareholders do not ratify the appointment of BDO, the selection of the independent registered public accounting firm will be reconsidered by the Audit Committee, but BDO may still be retained.

Representatives of BDO, independent public accounting firm for the fiscal year ended December 31, 2021, are expected to be in attendance at the Annual Meeting, will have the opportunity to make a statement if they wish to do so and will respond to appropriate questions.

Recent Change in Auditor

As reported on our Current Report on Form 8-K filed on March 10, 2020 (the “Change in Auditor Form 8-K”), on March 4, 2020, the Audit Committee of the Corporation approved the dismissal of Deloitte & Touche LLP (“D&T”) as the Corporation’s independent registered public accounting firm, effective as of the date of D&T’s completion of its audit services for the fiscal year ended December 31, 2019, and the filing of the Corporation’s Annual Report on Form 10-K.

Since 1999, D&T had audited our consolidated financial statements, including our consolidated balance sheets as of December 31, 2018, and 2017, and our related consolidated statements of operations, comprehensive income (loss), shareholders’ equity, and cash flows for the years then ended, and the related notes (collectively referred to as the “consolidated financial statements”). The audit reports of D&T on our consolidated financial statements for the periods stated above did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2018, and 2017, and the subsequent interim period through March 4, 2020, there were (1) no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

We furnished D&T with a copy of the disclosure on March 4, 2020, providing D&T with the opportunity to furnish us with a letter addressed to the SEC stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A copy of D&T’s letter to the SEC was filed as Exhibit 16.1 to the Change in Auditor Form 8-K.

During the fiscal years ended December 31, 2019 and December 31, 2018, and during the subsequent interim period through March 10, 2020, we did not consult BDO regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was either the subject of a “disagreement” with its former accountants or a “reportable event” as those terms are defined in Item 304 of Regulation S-K.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE BDO RATIFICATION PROPOSAL.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes information, as of December 31, 2021 with respect to compensation plans under which equity securities of the Corporation are authorized for issuance:

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	838,954	$18.32	1,266,215
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	838,954	$18.32	1,266,215
(1)	Includes 633,454 unvested RSUs and PSUs (assuming target performance) issued under the Ampco-Pittsburgh Corporation Amended and Restated 2016 Omnibus Incentive Plan.
(2)	Does not reflect RSUs or PSUs included in the first column, which do not have an exercise price.

SHAREHOLDER PROPOSALS FOR 2023

Any shareholder who wishes to place a proposal before the 2023 Annual Meeting of Shareholders must submit the proposal to the Corporation’s Secretary, at its executive offices, not later than November 25, 2022 to have it considered for inclusion in the proxy statement for the Annual Meeting in 2023.

If a shareholder otherwise wishes to propose proper business from the floor for consideration at the 2023 Annual Meeting, the Corporation’s Amended and Restated Bylaws (available on the Corporation’s website at www.ampcopittsburgh.com) provide that (i) the shareholder must notify the Corporation’s Secretary in writing, (ii) the shareholder’s notice must be received at the Corporation’s executive offices not earlier than January 5, 2023 and not later than February 4, 2023 and (iii) the shareholder’s notice must contain the specific information set forth in the Corporation’s Amended and Restated Bylaws. These requirements apply only to matters to be brought before the 2023 Annual Meeting which have not been submitted for possible inclusion in the Corporation’s 2023 proxy materials.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

A number of banks, trustees and other holders of record who are our shareholders may be “householding” our proxy materials and annual reports for their customers. This means that only one copy of our proxy materials may have been sent to multiple shareholders sharing an address unless contrary instructions have been received from one or more of the affected shareholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you prefer to receive separate copies of a proxy materials or annual report, either now or in the future, please call us at 412-456-4400, or send your request in writing to the following address: Ampco-Pittsburgh Corporation c/o Corporate Secretary at 726 Bell Avenue, Suite 301, P.O. Box 457, Carnegie, PA 15106. If you are still receiving multiple reports and proxy statements for shareholders who share an address and would prefer to receive a single copy of the annual report and proxy statement in the future, please contact us at the above address or telephone number. If you are a beneficial owner, you should contact your bank, broker or other holder of record.

REFERENCES TO OUR WEBSITE ADDRESS

References to our website address throughout this Proxy Statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the SEC’s rules or the rules of NYSE. These references are not intended to, and do not, incorporate the contents of our website by reference into this Proxy Statement or the accompanying materials.

INCORPORATION BY REFERENCE

The “Audit Committee Report” is not deemed to be filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by the Corporation under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Corporation specifically incorporates such information by reference.

OTHER MATTERS

The Board of Directors does not know of any other business that will be presented for action at the Annual Meeting. Should any other matter come before the meeting; however, action may be taken thereon pursuant to proxies in the form enclosed unless discretionary authority is withheld.

AMPCO-PITTSBURGH CORPORATION
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING; BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

IF YOU CHOOSE TO CUMULATE VOTES FOR DIRECTORS YOU MUST VOTE BY MAIL.

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/AP2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D68537-P66171 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMPCO-PITTSBURGH CORPORATION

Vote on Directors

	For All	Withhold All	For All Except
1. Election of Directors **Nominees:** 01) Robert A. DeMichiei 02) Elizabeth A. Fessenden 03) William K. Lieberman 04) Laurence E. Paul	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Vote on Proposals

	For	Against	Abstain
2. To approve, in a non-binding vote, the compensation of the named executive officers.	☐	☐	☐
3. To ratify the appointment of BDO USA, LLP as the independent registered public accounting firm for 2022.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES LISTED IN ITEM 1; AND A VOTE "FOR" ITEM 2 AND ITEM 3.

All proxies heretofore given or executed with respect to the shares of stock represented by this proxy are by the filing of this proxy, expressly revoked.

To cumulate votes as to a particular nominee as explained in the Proxy Statement, check box to the right, multiply the number of shares held by you by four and vote the result for the nominees listed in any proportion, then indicate the name(s) and the number of votes to be given to such nominee(s) on the reverse side of this card. **Please do not check box unless you want to exercise cumulative voting.** ☐

NOTE: Signature should conform exactly to name as stenciled hereon. Executors, administrators, guardians, trustees, attorneys and officers signing for a corporation should give full title. For joint accounts each owner must sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

The Notice and Proxy Statement and the Annual Report on Form 10-K of the Corporation are available at http://www.ampcopittsburgh.com/investors; and
The Notice and Proxy Statement and Annual Report on Form 10-K are also available at www.proxyvote.com.

D68538-P66171

AMPCO-PITTSBURGH CORPORATION

Annual Meeting of Shareholders May 5, 2022 10:00 A.M.

The undersigned hereby appoints Keith A. Zatawski and Melanie L. Sprowson each of them, as proxies with full power of substitution to vote, as specified on the reverse side, the shares of stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of AMPCO-PITTSBURGH CORPORATION, to be held via live webcast at www.virtualshareholdermeeting.com/AP2022, on Thursday, May 5, 2022, at 10:00 A.M., and any adjournments thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED: "FOR" THE NOMINEES LISTED IN ITEM 1 (OR, IN THE DISCRETION OF THE PROXIES, THE SHARES MAY BE VOTED CUMULATIVELY); "FOR" PROPOSAL 2; AND "FOR" PROPOSAL 3. THE PROXIES NAMED ABOVE ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN ON REVERSE SIDE and mail in the enclosed, postage prepaid envelope.

CUMULATE ______________________________

____

(If you noted cumulative voting instructions above, please check the corresponding box on the reverse side.)